As filed with the Securities and Exchange Commission on July 1, 1998

Securities Act Registration No. 333-
Investment Company Act Registration No. 811-


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         Pre-Effective Amendment No. __

                         Post-Effective Amendment No. __

                                     and/or

             REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                Amendment No. __

                              T.O. RICHARDSON TRUST
               (Exact Name of Registrant as Specified in Charter)


                   Two Bridgewater Road
                 Farmington, Connecticut                           06032-2256
         (Address of Principal Executive Offices)                  (Zip Code)


            Registrant's Telephone Number, including Area Code: (860) 677-8578

                               Samuel Bailey, Jr.
                          T.O. Richardson Company, Inc.
                              Two Bridgewater Road
                       Farmington, Connecticut 06032-2256
                     (Name and Address of Agent for Service)

                                   Copies to:

                              David M. Leahy, Esq.
                            Sullivan & Worcester LLP
                          1025 Connecticut Avenue, N.W.
                             Washington, D.C. 20036

Approximate date of proposed public offering: As soon as practicable after the Registration Statement becomes effective.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

                              CROSS REFERENCE SHEET

(Pursuant to Rule 481 showing the location in the Prospectus and the Statement of Additional Information of the responses to the Items of Parts A and B of Form N-1A).

                                       Caption or Subheading in Prospectus
Item No. on Form N-1A                  or Statement of Additional Information

PART A - INFORMATION REQUIRED IN PROSPECTUS


1.       Cover Page                               Cover Page
2.       Synopsis                                 Investor Expenses; Highlights
3.       Condensed Financial Information          *
4.       General Description of Registrant        Investment Objective and Policies;
                                                  Fundamental Investment Restrictions
5.       Management of the Fund                   Fund Management
5A.      Management's Discussion of Fund          *
         Performance
6.       Capital Stock and Other Securities       Highlights; Dividends, Capital Gains
                                                  Distributions and Tax Treatment
7.       Purchase of Securities Being             How to Purchase Shares; Exchange
         Offered                                  Privilege; Determination of Net Asset
                                                  Value
8.       Redemption or Repurchase                 How to Redeem Shares; Exchange
                                                  Privilege; Determination of Net Asset
                                                  Value
9.       Pending Legal Proceedings                *

PART B - INFORMATION REQUIRED IN STATEMENT OF ADDITIONAL
INFORMATION


10.      Cover Page                                        Cover Page
11.      Table of Contents                                 Table of Contents
12.      General Information and History                   *
13.      Investment Objectives and                         Investment Restrictions; Investment
         Policies                                          Policies and Techniques; Fund
                                                           Transactions and Brokerage
14.      Management of the Fund                            Trustees and Officers; Investment
                                                           Adviser


                                                         1





15.      Control Persons and Principal                     Principal Shareholders; Trustees and
         Holders of Securities                             Officers
16.      Investment Advisory and Other                     Investment Adviser; Distributor;
         Services                                          Custodian; Transfer Agent and Dividend-
                                                           Disbursing Agent; Independent
                                                           Accountants
17.      Brokerage Allocation and Other                    Fund Transactions and Brokerage
         Practices
18.      Capital Stock and Other Securities                The Fund and Description of the Trust
19.      Purchase, Redemption and Pricing                  Included in Prospectus under the heading
         of Securities Being Offered                       How to Purchase Shares; How to
                                                           Redeem Shares; Exchange Privilege;
                                                           Determination of Net Asset Value; and in
                                                           the Statement of Additional Information
                                                           under the heading Distributor
20.      Tax Status                                        Included in Prospectus under the heading
                                                           Dividends, Capital Gains Distributions
                                                           and Tax Treatment; and in the Statement
                                                           of Additional Information under the
                                                           heading Taxes
21.      Underwriters                                      Distributor
22.      Calculations of Performance Data                  Performance Information
23.      Financial Statements                              Financial Statements

PART C

         The information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of the Registration Statement.
-----------------------------
* Answer negative or inapplicable.

                 Subject to completion, dated _________ __, 1998

PROSPECTUS
dated                                , 1998

                              T.O. RICHARDSON TRUST

                      T.O. Richardson Sector Rotation Fund

                              Two Bridgewater Road
                       Farmington, Connecticut 06032-2256
                                                     [1-888- ]

         The investment objective of the T.O. Richardson Sector Rotation Fund (the "Fund") is to seek capital appreciation while also providing some protection against down markets. The Fund's investment adviser uses a proprietary quantitative model to allocate assets among mainly equity securities of companies within particular sectors (i.e., industries) or groups of sectors it determines have the greatest potential for market appreciation. Under normal market conditions the Fund expects to be invested in five or more sectors, with each sector represented by investment in the equity securities of at least five issuers.

                                             ------------------------

         AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION DOES NOT GUARANTEE THAT INFORMATION IN THIS PROSPECTUS IS ACCURATE OR COMPLETE NOR HAS IT JUDGED THIS FUND FOR INVESTMENT MERIT. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.


Information   contained  herein  is  subject  to  completion  or  amendment.   A
registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This prospectus shall not constitute an offer to sell or under the securities laws of any such State.

                                TABLE OF CONTENTS

                                                              Page No.

HIGHLIGHTS.........................................................

SECTOR DESCRIPTIONS................................................

IMPLEMENTATION OF POLICIES AND RISKS...............................

FUND MANAGEMENT....................................................

HOW TO PURCHASE SHARES.............................................

DETERMINATION OF NET ASSET VALUE...................................

HOW TO REDEEM SHARES...............................................

EXCHANGE PRIVILEGE.................................................

INDIVIDUAL RETIREMENT ACCOUNTS.....................................

DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAX TREATMENT...........

YEAR 2000 ISSUE....................................................

FUND PERFORMANCE...................................................


         No person has been authorized to give any information or to make any representations other than those contained in this Prospectus and the SAI, and if given or made, such information or representations may not be relied upon as having been authorized by the Fund. This Prospectus does not constitute an offer to sell securities in any state or jurisdiction in which such offering may not lawfully be made.

                                   HIGHLIGHTS

The Fund's Investment Objectives and Goals

         The investment objective of the Fund is to seek capital appreciation while providing some protection against down markets. The Fund's Adviser uses a proprietary quantitative model to allocate assets among mainly equity securities of companies' within particular sectors (i.e., industries) or groups of sectors it determines have the greatest potential for market appreciation based upon the relative strength of the sectors and the general stock market. As with any mutual fund, there is no assurance that the Fund will achieve its goal. The Fund's investment objective may be changed by the Trustees without shareholder approval; however, prior to any such change, shareholders would be given notice.

Principal Investment Strategies of the Fund

         Under normal market conditions, the Fund expects to be invested in five or more sectors, with each sector represented by investment in the equity securities of at least five issuers. The average market capitalization of the issuers in whose securities the Fund expects to invest will vary widely over sectors. Certain sectors may overlap. For example, Computers and Electronics, Business Services and Financial Services, and Natural Resources and Basic Materials. The Fund expects to exit sectors that are underperforming the general stock market and to purchase securities of issuers in higher ranked sectors. During periods when most sectors are underperforming the returns of money market instruments, the Fund expects to exit sectors that are underperforming money market returns and invest in other sectors, if any, that are performing better than such money market funds or short-term money market instruments or in such money market funds or short-term money market instruments until such sectors turn positive. The Fund expects to invest in leading industry sectors that the Adviser determines have the greatest potential for market appreciation during each market phase.

         The sectors in which the Fund may invest include, but are not limited to:


Basic Materials                         Financial Services                      Natural Resources
Biotechnology                           Food and Agriculture                    Precious Metals and
                                                                                Minerals
Business Services                       Health Care                             Retailing
Computers                               Health Care Services                    Software and Computer
                                                                                Services
Cyclical Industries                     Industrial Equipment                    Technology
Electronics                             Leisure                                 Telecommunications


                                                         1





Energy                                  Medical Equipment and                   Transportation
                                        Systems
Energy Services                         Multimedia                              Utilities
Environmental Services                  Natural Resources

         The Fund offers investors an approach to equity investing with an investment process that provides some downside protection. The Fund employs proprietary quantitative processes to select sectors of the economy with strong relative strength profiles and exits sectors that are in decline. The Fund's Adviser believes that limiting losses is as important to building capital as maximizing gains. The Adviser's approach to management of the Fund combines exposure to rising markets and industry sectors with a process for capital preservation in falling markets and sectors.

         A portion of Fund assets may be held in short-term money market securities and cash to pay redemption requests and expenses of the Fund. Under unusual circumstances and as a defensive technique, the Fund may retain a larger portion of cash and/or money market instruments deemed by the Adviser to be consistent with a temporary defensive posture. Although the Fund would do this only in seeking to avoid losses, it could have the effect of reducing the benefit from any upswing in the market.

Principal Risks of Investing in the Fund

         The Fund is suitable for long-term investors only and is not designed as a short-term investment. The Fund can be volatile over the short-term. The share price of the Fund will fluctuate and may, at redemption, be worth more or less than the initial purchase price. You could lose money. Investors in the Fund will be exposed to market risks associated with investments in equity securities. Market risks associated with equity securities include the possibility that stock prices in general will decline over short or even extended periods. This risk is in addition to the risks inherent in individual stock selections.

         Other risks associated with investment in the Fund include:

         -        Opportunity Risk:         An investment opportunity may be missed because
                                            the assets necessary to take advantage of the
                                            opportunity are deployed in less advantageous
                                            investments.

         -        Management Risk:          A strategy used by the Adviser may fail to produce the
                                            intended result.

         -        Liquidity Risk:           Certain securities may be difficult or impossible to sell
                                            at the time and price that the Fund seeks.

         See "Implementation of Policies and Risks."

Investor Expenses

         This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (Fees Paid Directly From Your Investment)

Maximum Sales Load Imposed on Purchases................................None
Maximum Deferred Sales Load............................................None
Maximum Sales Load Imposed on Reinvested Dividends.....................None
Redemption Fee.........................................................None(1)
Exchange Fee...........................................................None(2)

Annual Fund Operating Expenses (expenses deducted from Fund assets as a percentage of average net assets)

Management Fees                                                        1.50%
Rule 12b-1 or Service Fees                                             None
Other Expenses                                                         ____%(3)
Total Annual Fund Operating Expenses                                   ____%

------------------

(1) Shareholders who choose to redeem shares by wire may be charged a $12 service fee. The Fund assesses a contingent redemption fee of 1.25% on redemptions of Fund shares held for less than one year. This contingent redemption fee is waived for Fund shareholders who, immediately prior to their investment in the Fund, were previously private clients of the Adviser. See "How to Redeem Shares."

(2) While there is no charge for written requests to exchange Fund shares for shares of the Firstar Money Market Funds, Firstar charges a $5.00 fee for each exchange transaction executed by telephone. See "Exchange Privilege".

(3) Based on estimated amounts for the Fund's initial fiscal year.

                                     Example

         This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 year                     3 years

$----------                $------------

You would pay the following expenses if you did not redeem your shares:

1 year               3 years            5 years             10 years

$----------          $----------        $----------         $----------

Understanding Expenses


Operating a mutual fund involves a variety of expenses for portfolio management, shareholder statements, tax reporting, and other services. These expenses are paid from the Fund's assets and their effect is already factored into any quoted share price or return.


The Adviser

     T.O. Richardson Company, Inc. (the "Adviser") serves as investment adviser to the Fund. The Adviser has been serving clients since 1967, applying proprietary quantitative investment strategies to a complete range of clients' financial objectives. "Winning by Not Losing" (r) is the Adviser's approach to achieving superior long term returns with consistent emphasis on capital preservation for risk averse individuals, institutions, endowments and pension plans. As of May 31, 1998, the Adviser managed approximately $220 million. See "Prior Performance of the Adviser" and "Fund Organization and Management."

How to Purchase and Redeem Shares

         Shares of the Fund are offered at net asset value per share and are sold without a sales charge. See "How to Purchase Shares" for more details. The minimum initial investment required by the Fund is $5,000 ($2,000 for IRAs), The minimum subsequent investment is $500. The minimum initial investment for investors using the Automatic Investment Plan is $1,000 with a minimum monthly investment of $100. These minimums may be changed or waived at any time by the Fund. See "How to Purchase Shares."

         Shares may be redeemed either in writing or by telephone following the procedures under "How to Purchase Shares." The Fund is not designed for short-term traders and, as such, imposes a contingent redemption fee of 1.25% if shares are redeemed within one year of purchase. See "How to Redeem Shares."

The Policy Regarding Dividends And Other Distributions

     The policy of the Fund is to distribute  substantially  all ordinary income
and  net  realized  capital  gains  annually.  See  "Dividends,   Capital  Gains
Distributions and Tax Treatment."

Additional Information

         General inquiries regarding the Fund can be directed to either your investment professional or the Fund at the address and telephone number on the front page of this Prospectus.

         A Statement of Additional Information (the "SAI") for the Fund, dated _____________ ___, 1998, contains further information and is incorporated by reference into this Prospectus. The SAI has been filed with the Securities and Exchange Commission (the "SEC"). The SAI, which may be revised from time to time, is available without charge upon request to the above address or telephone number.

                               SECTOR DESCRIPTIONS

         The sectors in which the Fund may invest are described below.

Basic Materials

         These sectors include companies engaged in the manufacture, mining, processing, or distribution of raw materials and intermediate goods used in building and manufacturing. These materials and goods may include chemicals, metals, textiles, and wood products. These sectors also consists of companies involved in mining, processing, transportation, and distribution, including companies involved in equipment supplies and railroads.

         Many companies in the industrial sectors are significantly affected by the level and volatility of commodity prices, the exchange value of the dollar, import, controls, and worldwide completion. At times, worldwide production of industrial materials has exceeded demand as a result of over-building or economic downturns, leading to poor investment returns or losses. Other risks may include liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control.

Biotechnology

         This sector consists of companies engaged in the research, development, and manufacture of various biotechnological products, services, and processes. These companies may include companies involved with new or experimental technologies such as genetic engineering. The sector also includes companies that manufacture and/or distribute biotechnological and biomedical products. Some biotechnology companies may provide processes or services instead of, or in addition to, products.

         Biotechnology companies are affected by patent considerations, intense competition, rapid technological change and obsolescence, and regulatory requirements. In addition, many of these companies may not yet offer products and may have persistent losses or erratic revenue patterns.

Business Services

         These sectors include companies that provide business-related services to companies and other organizations. Business-related services may include data processing, consulting, outsourcing, temporary employment market research or data base services, printing, advertising, computer programming, credit reporting, claims collection, mailing and photocopying.

         The success of companies that provide business-related services is subject to continued demand for such services as companies and other organizations seek alternative, cost-effective means to meet their economic goals. Competitive pressures, such as technological developments, fixed rate pricing, and the ability to attract and retain skilled employees, also may have an impact on the financial condition of companies in the business services and outsourcing industry.

Computers

         This sector consists of companies engaged in the research, design, development, manufacture, or distribution of products, processes, or services that relate to currently available or experimental hardware technology within the computer industry. This sector also includes companies that provide products or services such as computer and office equipment wholesalers, software retailers, data processors, robotics, and designers of artificial intelligence.

         Competitive pressures and changing domestic and international demand may have a significant effect on the financial condition of companies in the computer industry. Companies in the computer industry spend heavily on research and development and are sensitive to the risk of product obsolescence.

Cyclical Industries

         These sectors include companies engaged in the research, development, manufacture, distribution, supply, or sale of materials, equipment, products or services related to cyclical industries. These may include the automotive, chemical, construction and housing, defense and aerospace, environmental services, industrial equipment and materials, paper and forest products, and transportation industries.

         Many companies in these industries are significantly affected by general economic trends including employment, economic growth, and interest rates. Other factors that may affect these industries are changes in consumer sentiment and spending, commodity prices, legislation, government regulation and spending, import controls, and worldwide competition. At times, worldwide production of the materials used in cyclical industries has exceeded demand as a result of over-building or economic downturns. During these times, commodity price declines and unit volume reductions resulted in poor investment returns and losses. A company in the cyclical industries may be subject to liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control.

Electronics

         This sector consists of companies engaged in the design, manufacture, or sale of electronic components (semiconductors, connectors, printed circuit boards, and other components); equipment vendors to electronic component manufacturers; electronic component distributors; and electronic instruments and electronic systems vendors. This may include companies involved in all aspects of the electronics business and in new technologies or speciality areas such as defense electronics, advanced design and manufacturing technologies, or lasers. Many of the products offered by companies engaged in the design, production, or distribution of electronic products are subject to risks of rapid obsolescence and intense competition.

Energy

         This sector consists of companies in the energy field, including the conventional areas of oil, gas, electricity, and coal, and alternative sources of energy such as nuclear, oil shale, and solar power. The Fund may invest in companies that produce, transmit, market, distribute or provide products and services to companies in the energy field; and companies involved in the exploration of new sources of energy, conservation, and energy-related pollution control.

         Securities of companies in the energy field are subject to changes in value and dividend yield which depend largely on the price and supply of energy fuels. Swift price and supply fluctuations may be caused by events relating to international politics, energy conservation, the success of exploration projects, and tax and other governmental regulatory policies.

Energy Services

         This sector consists of companies in the energy service field, including those that provide services and equipment to the conventional areas of oil, gas, electricity, and coal, and newer sources of energy such as nuclear, geothermal, oil shale, and solar power. The Fund may invest in companies providing services such as onshore or offshore drilling; production and well maintenance; exploration engineering, data and technology; energy transport; and companies involved in equipment and plant design or construction. The Fund may also invest in companies that provide products and services for these companies.

         Energy service firms are affected by supply and demand both for their specific product or service and for energy products in general. The price of oil and gas, exploration and production spending, governmental regulation, world events and economic conditions will likewise affect the performance of these companies.

Environmental Services

         This sector consists of companies engaged in the research, development, manufacture, or distribution of products, processes, or services related to waste management or pollution control. Such products, processes or services may include the transportation, treatment and disposal of both hazardous and solid wastes, including waste-to-energy and recycling, remedial project efforts, groundwater and storage tank decontamination, asbestos clean-up and emergency cleanup response; and the detection, analysis, evaluation, and treatment of both existing and potential environmental problems. The Fund may also invest in companies that provide design, engineering, construction, and services to companies engaged in waste management or pollution control.

         Securities of companies in the environmental services field can be impacted by legislation, government regulations, and enforcement policies. As regulations are developed and enforced, companies may be required to alter or cease production of a product or service. In addition, hazardous materials may be involved, and companies can face significant liability risk.

Financial Services

         These sectors consist of companies that provide financial services to consumers and industry. Examples of companies in the financial services sectors include commercial banks, savings and loan associations, brokerage companies, insurance companies, real estate and leasing companies. Under SEC regulations, the Fund may not invest more than 5% of its total assets in the equity securities of any company that derives more than 15% of its revenues from brokerage or investment management activities.

         Financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively impact the sectors. Insurance companies may be subject to severe price competition. Legislation is currently being considered which would reduce the separation between commercial and investment banking businesses. If enacted this could significantly impact the sectors and the Fund.

Food and Agriculture

         This sector consists of companies engaged in the manufacture, sale, or distribution of food and beverage products, agricultural products, and products related to the development of new food technologies. The Fund may invest in companies that sell products and services such as meat and poultry processors, grocery stores, and restaurants; companies that manufacture and distribute soft drinks, pet foods, wood products, tobacco, and agricultural machinery; and companies engaged in the development of new technologies such as improved hybrid seeds.

         The food and agriculture field is impacted by supply and demand, which may be affected by demographic and product trends, food fads, marketing campaigns, and environmental factors. In the United States, the agricultural products industry is subject to regulation by many government agencies.

Health Care

         This sector consists of companies engaged in the design, manufacture, or sale of products or services used for or in connection with health care or medicine. Companies in the health care sector may include pharmaceutical companies, companies involved in research and development, companies involved in the operation of health care facilities, and other companies involved in the design, manufacture, or sale of health care-related products or services.

         Many of these companies are subject to government regulation and approval of their products and services, which could have a significant effect on their price and availability. Furthermore, the types of products or services produced or provided by these companies may quickly become obsolete.

Health Care Services

         This sector consists of companies engaged in the ownership or management of hospitals, nursing homes, health maintenance organizations, and other companies specializing in the delivery of health care services. The Fund may invest in companies that operate acute care, psychiatric, teaching, or specialized treatment hospitals, as well as home health care providers, medical equipment suppliers, and companies that provide related services.

         Federal and state governments provide a substantial percentage of revenues to health care service providers by way of Medicare and Medicaid. These sources are subject to extensive governmental regulation, and appropriations are a continued source of debate. The administration is currently examining the health care industry to determine whether government funds are spent appropriately and to ensure that adequate health care is available to everyone. The demand for health care services should increase as the population ages. However, studies have shown the ability of health care providers to curtail unnecessary hospital stays and reduce costs. These changes could alter the health care industry, focusing it more on home care and placing less emphasis on inpatient revenues as a source of profit.

Industrial Equipment

         This sector consists of companies engaged in the manufacture, distribution, or service of products and equipment for the industrial sector, including integrated producers of capital equipment (such as general industrial machinery, farm equipment, and computers), parts suppliers, and subcontractors. The Fund may invest in companies that provide service establishment, railroad, textile, farming, mining, oil field, semiconductor, and telecommunications equipment; companies that manufacture products or service equipment for trucks, construction, transportation, or machine tools; cable equipment; and office automation companies.

         The success of equipment manufacturing and distribution companies is closely tied to overall capital spending levels, which are influenced by an individual company's profitability and broader factors such as interest rates and foreign competition. The industrial sector may also be affected by economic cycles, technical progress, labor relations, and government regulations.

Leisure

         This sector consists of companies engaged in design, production, or distribution of goods or services in leisure industries. The Fund may invest in companies that provide goods or services such as television and radio broadcast manufacture (including cable television); motion pictures and photography; recordings and musical instruments; publishing, including newspapers and magazines; sporting goods and camping and recreational equipment; and sports arenas. Other goods and services may include toys and games (including video and other electronic games), amusement and theme parks, travel and travel-related services, advertising, hotels and motels, leisure apparel or footwear, fast food, beverages, restaurants, alcohol, tobacco products and gaming casinos.

         Companies in the leisure industries may be considered speculative and generally exhibit greater volatility than the overall market. Many companies have unpredictable earnings, in part due to changing consumer tastes and intense competition. The industries have reacted strongly to technological developments and to the threat of government regulation.

Medical Equipment

         These sectors consist of companies engaged in research, development, manufacture, distribution, supply or sale of medical equipment and devices and related technologies. This sector also includes companies involved in the design and manufacture of medical equipment and devices, drug delivery technologies, hospital equipment and supplies, medical instrumentation and medical diagnostics. Companies in this industry may be affected by patient considerations, rapid technological change and obsolescence, government regulation, and government reimbursement for medical expenses.

Multimedia

         These sectors encompass companies engaged in the development, production, sale, and distribution of goods or services used in the broadcast and media industries. The Fund may invest in advertising companies; broadcasting companies; theaters, film studios; publishing, printing, cable television and video companies and equipment providers; companies involved in emerging technologies such as cellular communications; and other companies involved in the ownership, operation, or development of media products or services.

         Some of the companies in the broadcast and media industries are undergoing significant change because of federal deregulation of cable and broadcasting. As a result, competitive pressures are intense and the securities of these companies are subject to increased price volatility. Federal Communications Commission rules govern the concentration of investment in AM, FM, or TV stations, limiting investment alternatives.

Natural Resources

         These sectors consist of companies that own or develop natural resources, or supply goods and services to such companies. These may include companies involved either directly or through subsidiaries in exploring, mining, refining, processing, transporting, fabricating, dealing in, or owning natural resources. Natural resources include precious metals ferrous and nonferrous metals, strategic metals, hydrocarbons chemicals, forest products, real estate, food, textile and tobacco products, and other basic commodities. The Fund may also invest in precious metals and instruments whose value is linked to the price of precious metals.

         Securities of companies in the natural resources sector are subject to swift price and supply fluctuations that may be caused by events relating to international political and economic developments, energy conservation, the success of exploration projects, and tax and other governmental regulatory policies. Investment in precious metals can present concerns such as delivery, storage and maintenance, possible illiquidity and the unavailability of accurate market valuations.

Precious Metals and Minerals

         These sectors include companies engaged in exploration, mining, processing, or dealing in gold, silver, platinum, diamonds, or other precious metals and minerals. The Fund may, but does not currently intend to, invest in precious metals such as gold, silver, and platinum, or securities indexed to the price of gold or other precious metals. The Fund may invest in companies that manufacture and distribute precious metals and minerals products and companies that invest in other companies engaged in gold- related activities.

         The price of precious metals is affected by broad economic and political conditions, including inflation. For example, the price of gold and other precious metal mining securities can face substantial short-term volatility caused by international monetary and political developments such as currency devaluations or revaluations, economic and social conditions within a country, or trade restrictions between countries. Because much of the world's gold reserves are located in South Africa and Russia, the social and economic conditions there can affect gold and gold-related companies located elsewhere.

Retailing

         This sector consists of companies engaged in merchandising finished goods and services primarily to individual consumers. These companies may include drug and department stores, suppliers of goods and services for homes, home improvements and yards; food, clothing, jewelry, electronics and computer retailers; motor vehicle and marine dealers, warehouse membership clubs, mail order operations, and companies involved in alternative selling methods.

         The success of retailing companies is closely tied to consumer spending, which is affected by general economic conditions and consumer confidence levels. The retailing industry is highly competitive, and a company's success is often tied to its ability to anticipate changing consumer tastes.

Software and Computer Services

         This sector consists of companies engaged in research, design, production or distribution of products or processes that relate to software or information-based services. These companies may include companies that design products such as systems-level software to run the basic functions of a computer; or applications software for one type of work; and consulting, communications, and related services. Competitive pressures may have a significant effect on the financial condition of companies in the software and computer services industries. For example, an increasing number of companies and new product offerings can lead to price cuts and slower selling cycles.

Technology

         This sector consists of companies which the Adviser believes have, or will develop, products, processes, or services that will provide or will benefit significantly from technological advances and improvements. These companies may include companies that develop, produce or distribute products or services in the computer, semi-conductor, electronics, communications, health care, and biotechnology sectors.

         Competitive pressures may have a significant effect on the financial condition of companies in the technology sector. If technology continues to advance at an accelerated rate, and the number of companies and product offerings continues to expand, these companies could become increasingly sensitive to short product cycles and aggressive pricing.

Telecommunications

         These sectors include companies engaged in the development, manufacture, or sale of communications services or communications equipment. Companies in the telecommunications field may range from traditional local and long-distance telephone service or equipment providers to companies involved in new technologies such as cellular telephone or paging services, fiber-optics, and semiconductors.

         Telephone operating companies are subject to both federal and state regulations governing rates of return and services that may be offered. Many companies in the industry fiercely compete for market share. Although telephone companies usually pay an above-average dividend, the Fund's investment decisions in these sectors are based primarily on growth potential and not on income.

Transportation

         These sectors include companies engaged in providing transportation services or companies engaged in the design, manufacture, distribution, or sale of transportation equipment. Transportation services may include companies involved in the movement of freight or people such as airline, railroad, ship, truck and bus companies; equipment manufacturers (including makers of trucks, automobiles, planes, containers, railcars or other modes of transportation and related products); parts suppliers; and companies involved in leasing, maintenance, and transportation-related services.

         Transportation stocks are cyclical and have occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements, and insurance costs. The United States has been deregulating these industries, but it is uncertain whether this trend will continue and what its effect will be.

Utilities

         This sector consists of companies in the public utilities industry and companies deriving a majority of their revenues from their public utility operations. These companies may include those companies that manufacture, produce, sell, or transmit gas or electric energy; water supply, waste disposal and sewerage, and sanitary service companies; and companies involved in telephone, satellite, and other communication fields.

         Public utility stocks have traditionally produced above-average dividend income, but the Fund's investments are based on growth potential. The Fund may not own more than 5% of the outstanding voting securities of more than one "public utility company" as such term is defined by the Public Utility Holding Company Act of 1935. The public utilities industries may be subject to broad risks resulting from government regulation, financing difficulties, supply and demand of services or fuel, and special risks associated with natural resource conservation.

                      IMPLEMENTATION OF POLICIES AND RISKS

Securities and Investment Practices

         The following discussion contains more detailed information about the types of instruments in which the Fund may invest, strategies the Adviser may use in pursuit of the Fund's investment objective, and a summary of related risks. Any restrictions listed supplement those discussed above. A complete listing of the Fund's limitations and more detailed information about the Fund's investments are contained in the Fund's SAI. Policies and limitations are considered at the time of purchase; the sale of instruments is not required in the event of a subsequent change in circumstances.

         The Adviser may not buy all of these instruments or use all of these techniques unless it believes that they are consistent with the Fund's investment objective and policies and that doing so will help the Fund achieve its goal.

         Equity Securities. These securities include common stocks, preferred stocks, convertible securities, and warrants. Common stocks represent an equity (ownership) interest in a corporation. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market conditions. Smaller companies tend to be more sensitive to these factors.

         Money Market Securities. These are high-quality, short-term instruments issued by the U.S. Government, corporations, financial institutions, and other entities. These securities may carry fixed, variable, or floating interest rates. Money Market Securities may include commercial paper, certificates of deposit, banker's acceptances, and time deposits. Money market securities may be structured or may employ a trust or similar structure so that they are eligible investments for money market funds. If the structure does not perform as intended, adverse tax or investment consequences may result. The Fund may also invest in money market securities, in repurchase agreements, and in money market mutual funds, whose goal is to seek a high level of current income while maintaining a stable $1.00 share price. A major change in interest rates or a default on a money market fund's investments could cause its share price to change.

     U.S. Government Money Market Securities. These are short-term debt instruments issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. Not all U.S. Government securities are backed by the full faith and credit of the United States. For example, U.S. Government securities such as those issued by Fannie Mae are supported by the instrumentality's right to borrow money from the U.S. Treasury under certain circumstances. Other U.S. Government securities such as those issued by the Federal Farm Credit Banks Funding corporation are supported only by the credit of the entity that issued them.

         Exposure to Foreign Markets. Foreign securities and foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve additional risks and considerations. These include risks relating to political, economic, or regulatory conditions in foreign countries; fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the potentially less stringent investor protection and disclosure standards of foreign markets. Additionally, governmental issuers of foreign debt securities may be unwilling to pay interest and repay principal when due and may require that the conditions for payment be renegotiated. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S.
investments.

         Variable and Floating Rate Securities. These securities have interest rates that are periodically adjusted either at specific intervals or whenever a benchmark rate changes. These interest rate adjustments are designed to help stabilize the security's price.

         Repurchase Agreements. In a repurchase agreement, the Fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Delays or losses could result if the other party to the agreement defaults or becomes insolvent.

     Investment Companies. The Fund may invest in the securities of open-end investment companies (i.e., mutual funds) and closed-end investment companies.

         Diversification. Diversifying the Fund's investment portfolio can reduce the risk of investing. This may include limiting the amount of money invested in any one issuer or, on a broader scale, in any one sector. The Fund is a diversified mutual fund. This means that with respect to 75% of its total assets, the Fund may not purchase a security, if, as a result, more than 5% of the Fund's total assets would be invested in the securities of any one issuer. This limitation does not apply to U.S. government securities or securities of other registered investment companies.

         Borrowing. The Fund may borrow from banks or through reverse repurchase agreements. If the Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the Fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage. The Fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 33 1/3% of its total assets.

         Lending securities. The Fund may lend securities to broker-dealers and institutions as a means of earning income. This practice could result in a loss or a delay in recovering the Fund's securities. Loans in the aggregate may not exceed 33 1/3% of the Fund's total assets.

         Temporary Strategies. Prior to investing the proceeds from sales of Fund shares, to meet ordinary daily cash needs, and to retain the flexibility to respond promptly to changes in market and economic conditions, the Adviser may hold cash and/or invest all or a portion of the Fund's assets in money market instruments, which are short-term fixed income securities issued by private and governmental institutions.

     Portfolio Turnover. A change in the investments held by the Fund is known as "portfolio turnover." Portfolio turnover generally involves some expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. Such sales may result in the realization of taxable capital gains. Under normal market conditions, the Fund expects to be invested in five or more sectors, with each sector represented by investment in at least five stocks. The Fund expects to regularly review the relative strengths or weaknesses of the sectors in which the Fund's investments have been allocated and the company stocks within each sector and the Fund expects to exit sectors that are underperforming the general stock market and to purchase securities from issuers in higher ranked sectors. In actively carrying out the investment policies of the Fund and determining when to sell securities and to reinvest in other sectors and companies, the rate of portfolio turnover will not be a limiting factor. The Fund does not seek as a goal long-term capital gains and holds securities for an extended period only when sector trends are believed by the Adviser to extend for the long-term. The result is higher than average portfolio turnover. In addition to potentially greater brokerage commissions or dealer mark-ups and other transaction costs resulting from relatively high portfolio turnover, relatively high portfolio turnover may also result in increased short-term capital gains which are taxed at a higher federal income tax rate than long-term capital gains. Additional information regarding portfolio turnover and the impact on the capital gain holding period is set forth in the Fund's SAI.

                                 FUND MANAGEMENT

Management

         Under the laws of the Commonwealth of Massachusetts, the Board of Trustees of the Trust is responsible for managing the business and affairs of the Trust. The Trust, on behalf of the Fund, has entered into an Investment Advisory Agreement with the Adviser under which the Adviser manages the Fund's investments and business affairs, subject to the supervision of the Trust's Board of Trustees.

Adviser

         The Adviser, T.O. Richardson Company, Inc., Two Bridgewater Road, Farmington, Connecticut 06032-2256, is a Connecticut corporation founded in 1967. The Adviser is controlled by several of its officers. Under the Investment Advisory Agreement, the Trust on behalf of the Fund, compensates the Adviser for its management services at the annual rate of 1.50% of the Fund's average daily net assets. The advisory fee is accrued daily and paid monthly. The Adviser has no prior experience advising mutual funds; however, the Adviser has significant experience in advising pooled investment vehicles similar to mutual funds, such as bank common trust funds. As of _____ __, 1998, the Adviser managed over $220 million in client assets.

     Portfolio Manager. The person responsible for management of the Fund is L. Austine Crowe, Executive Vice President of the Adviser. For the past five years, Mr. Crowe has been Executive Vice President of the Adviser and has actively managed private accounts for the Adviser's clients according to the Adviser's sector rotation discipline since November 1994. Mr. Crowe is a member of the Adviser's investment committee, which has responsibility for all of the Adviser's investment advice.

Custodian, Transfer Agent and Dividend-Disbursing Agent

         Firstar Trust Company ("Firstar"), Mutual Fund Services, Third Floor, 615 East Michigan Street, Milwaukee, Wisconsin 53202 acts as custodian of the Fund's assets (the "Custodian") and as dividend-disbursing agent (the "Dividend-Disbursing Agent") and transfer agent for the Fund (the "Transfer Agent").

Administrator

         Pursuant to a Fund Administration Servicing Agreement and an Accounting Servicing Agreement, Firstar also performs accounting and certain compliance and tax reporting functions for the Fund. For administration services, Firstar receives from the Fund a fee, calculated daily and paid monthly. The fee is 0.06% of the Fund's first $200 million of average daily net assets, plus 0.05% of the Fund's next $500 million of average daily net assets, plus 0.03% of the Fund's $___ million of average daily net assets, plus __% of the Fund's average daily net assets in excess of $700 million, subject to an annual minimum. For fund accounting services, Firstar receives from the Fund a fee, calculated daily and paid monthly. The fee is $22,000 for the Fund's first $40 million of average daily net assets, plus 0.01% of the Fund's next $200 million of average daily net assets, plus 0.005% of the Fund's average daily net assets in excess of $240 million.

Distributor

         Pursuant to a Distribution Agreement, dated ___________ __, 1998, between the Trust and T.O. Richardson Securities, Inc., (the "Distributor") Two Bridgewater Road, Farmington, Connecticut 06032-2256, the Distributor acts as distributor of the Fund's shares. For its services, the Distributor is paid an annual fee of $15,000 or 0.02% of the Fund's average daily net assets, whichever is greater.

Fund Expenses

         The Fund is responsible for its own expenses, including: interest charges; taxes; brokerage commissions; organizational expenses; expenses of registering or qualifying shares for sale with the states and the SEC; expenses of issue, sale, repurchase or redemption of shares; expenses of printing and distributing prospectuses to existing shareholders; charges of custodians; expenses for accounting, administrative, audit, and legal services; fees for outside Trustees; expenses of fidelity bond coverage and other insurance; expenses of indemnification; extraordinary expenses; and costs of shareholder and Trustee meetings.

                             HOW TO PURCHASE SHARES

         T.O. Richardson Securities, Inc., Two Bridgewater Road, Farmington, Connecticut 06032-2256, an affiliate of the Adviser, acts as distributor of Fund shares (the "Distributor"). Shares of the Fund may be purchased at the Offering Price (as defined below) through any dealer that has entered into a sales agreement with the Distributor, in its capacity as principal underwriter of shares of the Fund, or through the Distributor directly. Firstar, the Fund's Transfer Agent, may also accept purchase applications.

         Payment for Fund shares should be made by check or money order in U.S. dollars drawn on a U.S. bank, savings and loan, or credit union. The minimum initial investment in a Fund is $5,000 ($2,000 for IRAs). Subsequent investments of at least $500 may be made by mail or by wire. For investors using the Automatic Investment Plan, as described below, the minimum investment is $1,000 with a minimum monthly investment of $100. These minimums can be changed or waived by the Fund at any time. Shareholders will be given at least 30 days' notice of any increase in the minimum dollar amount of subsequent investments.

Offering Price

         Shares of the Fund are sold on a continual basis at the next offering price (the "Offering Price"), which is the net asset value per share next computed following receipt of an order in proper form by a dealer, the Distributor or the Transfer Agent, as the case may be. See "Determination of Net Asset Value."

Initial Investment - Minimum $5,000; $2,000 for IRAs

         You may purchase Fund shares by completing the shareholder application and mailing it and a check or money order payable to "T.O. Richardson Sector Rotation Fund" to your securities dealer or the Transfer Agent. Please send to the following address: Firstar Trust Company, Mutual Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701. In addition, overnight mail should be sent to the following address: T.O. Richardson Sector Rotation Fund, Firstar Trust Company, Mutual Fund Services, Third Floor, 615 East Michigan Street, Milwaukee, Wisconsin 53202. The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Accordingly, deposit in the mail or with such services, or receipt at the Transfer Agent's post office box, of purchase applications does not constitute receipt by the Transfer Agent or the Fund. Do not mail letters by overnight courier to the post office box.

         If the securities dealer through which you have chosen to purchase Fund shares has not entered into a sales agreement with the Distributor, such dealer may, nevertheless, offer to place your order for the purchase of Fund shares. Purchases made through such dealers will be effected at the Offering Price. Such dealers may also charge a transaction fee, as determined by the dealer. That fee may be avoided if shares are purchased through a dealer who has entered into a sales agreement with the Distributor or through the Transfer Agent.

         If your check does not clear, you will be charged a $20 service fee. You will also be responsible for any losses suffered by the Fund as a result. Neither cash nor third-party checks will be accepted. All applications to purchase Fund shares are subject to acceptance by the Fund and are not binding until so accepted. The Fund reserves the right to decline or accept a purchase order application in whole or in part.

Wire Purchases

         You may also purchase Fund shares by wire. the following instructions should be followed when wiring funds to the Transfer Agent for the purchase of Fund shares:

                  Wire to:                  Firstar Bank
                  ABA Number                075000022

                  Credit:                   Firstar Trust Company
                  Account                   _____________

                  Further Credit:           T.O. Richardson Sector Rotation Fund
                          (shareholder account number)
                     (shareholder name/account registration)

         Please call 1-[ ] prior to wiring any funds to notify the Transfer Agent that the wire is coming and to verify the proper wire instructions so that the wire is properly applied when received. The Fund is not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system.

Telephone Purchases

         The telephone purchase option allows investors to make subsequent investments directly from a bank checking or savings account. To establish the telephone purchase option on your account, complete the appropriate section in the shareholder application. Only bank accounts held at domestic financial institutions that are Automated Clearing House ("ACH") members may be used for telephone transactions. This option will become effective approximately 15 business days after the application form is received by Firstar. Purchases must be in amounts of $250 or more and may not be used for initial purchases of a Fund's shares. To have Fund shares purchased at the offering price determined at the close of regular trading on a given date, Firstar must receive both your purchase order and payment by Electronic Funds Transfer through the ACH system prior to the close of regular trading on such date. Most transfers are completed within one business day. Subsequent investments may be made by calling [ ] .

Automatic Investment Plan - Minimum $1,000

         The Automatic Investment Plan ("AIP") allows you to make regular, systematic investments in the Fund from your bank checking or NOW account. The minimum initial investment for investors using the AIP is $1,000. To establish the AIP, complete the appropriate section in the shareholder application. Under certain circumstances (such as discontinuation of the AIP before the Fund's minimum initial investment is reached), the Fund reserves the right to close the investor's account. Prior to closing any account for failure to reach the minimum initial investment, the Fund will give the investor written notice and 60 days in which to reinstate the AIP or otherwise reach the minimum initial investment. You should consider your financial ability to continue in the AIP until the minimum initial investment amount is met because the Fund has the right to close an investor's account for failure to reach the minimum initial investment. Such closing may occur in periods of declining share prices.

         Under the AIP, you may choose to make monthly investments on the days of your choosing (or the next business day thereafter) from your financial institution in amounts of $100 or more. There is no service fee for participating in the AIP. However, a service fee of $20 will be deducted from the Fund account for any AIP purchase that does not clear due to insufficient funds or, if prior to notifying the Fund in writing or by telephone of your intention to terminate the plan, you close your bank account or in any manner prevent withdrawal of funds from the designated checking or NOW account. You can set up the AIP with any financial institution that is a member of ACH.

         The AIP is a method of using dollar cost averaging which is an investment strategy that involves investing a fixed amount of money at a regular time interval. However, a program of regular investment cannot ensure a profit or protect against a loss from declining markets. By always investing the same amount, you will be purchasing more shares when the price is low and fewer shares when the price is high. Since such a program involves continuous investment regardless of fluctuating share values, you should consider your financial ability to continue the program through periods of low share price levels.

Subsequent Investments - Minimum $500

         Additions to your account may be made by mail or by wire. Any subsequent investment must be for at least $500. When making an additional purchase by mail, enclose a check payable to "T.O. Richardson Sector Rotation Fund" and the Additional Investment Form provided on the lower portion of your account statement. To make an additional purchase by wire, please call [ ] for complete wiring instructions.


                        DETERMINATION OF NET ASSET VALUE

         The net asset value per share of the Fund is calculated once daily as of the close of trading (generally 4:00 p.m. Eastern Time) on each day the NYSE is open for business. Purchase orders received or shares tendered for redemption on a day the NYSE is open for trading, prior to the close of trading on that day, will be valued as of the close of trading on that day. Applications for purchase of shares and requests for redemption of shares received after the closing of trading on the NYSE will be valued as of the close of trading on the next day the NYSE is open. The Fund's net asset value may not be calculated on days during which the Fund receives no orders to purchase shares and no shares are tendered for redemption,. Net asset value is calculated by taking the fair value of the Fund's total assets, including interest or dividends accrued, but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share.

         In determining net asset value, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. Common stocks and other equity-type securities are valued at the last sales price on the national securities exchange or NASDAQ on which such securities are primarily traded; however, securities traded on a national securities exchange or NASDAQ for which there were no transactions on a given day, and securities not listed on a national securities exchange or NASDAQ, are valued at the average of the most recent bid and asked prices. Fixed income securities are valued by a pricing service that utilizes electronic data processing techniques to determine values for normal institutional-sized trading units of fixed income securities without regard to sale or bid prices when such values are believed to more accurately reflect the fair market value of such securities; otherwise, actual sale or bid prices are used. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Trustees of the Trust. The Board of Trustees may approve the use of pricing services to assist the Fund in the determination of net asset value. Fixed income securities having remaining maturities of 60 days or less when purchased are generally valued by the amortized cost method. Under this method of valuation, a security is initially valued at its acquisition cost and, thereafter, amortization of any discount or premium is assumed each day, regardless of the impact of fluctuating interest rates on the market value of the security.

                              HOW TO REDEEM SHARES

In General

         Investors may request redemption of part or all of their Fund shares at any time at the next determined net asset value. See "Determination of Net Asset Value." No redemption request will become effective until all documents have been received in proper form by Firstar. An investor should contact Firstar for further information concerning documentation required for a redemption of Fund shares. The Fund normally will mail your redemption proceeds the next business day and, in any event, no later than seven business days after receipt of a redemption request in good order. However, when a purchase has been made by check, the Fund may hold payment on redemption proceeds until it is reasonably satisfied that the check has cleared, which may take up to 12 days. The Fund will pay in cash all redemptions during any 90 day period, in amounts up to the lesser of $250,000 or 1% of the Fund's net assets at the beginning of the period. Redemptions in excess of this limit may be paid, in whole or in part, in securities or in cash, as the Trustees deem advisable.

         Redemptions may also be made through brokers or dealers. Such redemptions will be effected at the net asset value next determined after receipt by the Fund of the broker or dealer's instruction to redeem shares. Some brokers or dealers may charge a fee in connection with such redemptions.

         Investors who have an IRA must indicate on their redemption requests whether or not federal income tax should be withheld. Redemption requests failing to make an election will be subject to withholding.

Written Redemption

         For most redemption requests, an investor need only furnish a written, unconditional request to redeem his or her shares at net asset value to the Transfer Agent: Firstar Trust Company, P.O. Box 701, Milwaukee, Wisconsin 53201-0701. Overnight mail should be sent to Firstar Trust Company ("Firstar"), Mutual Fund Services, Third Floor, 615 East Michigan Street, Milwaukee, Wisconsin 53202. Requests for redemption must (i) be signed exactly as the shares are registered, including the signature of each owner, and (ii) specify the number of shares or dollar amount to be redeemed. Redemption proceeds made by written redemption request may also be wired to a commercial bank that you have authorized on your account application. The Transfer Agent will charge a $12 service fee for wire transactions. Additional documentation may be requested from corporations, executors, administrators, trustees, guardians, agents or attorneys-in-fact. The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Accordingly, deposit in the mail or with such services, or receipt at the Transfer Agent's post office box of redemption requests does not constitute receipt by the Transfer Agent or the Fund. Do not mail letters by overnight courier to the post office box. Any written redemption requests received within 15 days after an address change must be accompanied by a signature guarantee.

Telephone Redemption

     Shares of the Fund may also be redeemed by calling the Transfer Agent at [ ]. Redemption requests by telephone are available for redemptions of $1,000 or more. Redemption requests for less than $1,000 must be in writing. In order to use this procedure, an investor must have previously elected this option in writing, which election will be reflected in the records of the Transfer Agent, and the redemption proceeds must be mailed directly to the investor or transmitted to the investor's predesignated account by wire or ACH transfer. Funds sent by ACH are automatically credited to your account within three business days. There is currently no charge for this service. To change the designated account, send a written request with signature(s) guaranteed to the Transfer Agent. To change the address, call the Transfer Agent or send a written request with signature(s) guaranteed to the Transfer Agent. Additional documentation may be requested from corporations, executors, administrators, trustees, guardians, agents or attorneys-in-fact. No telephone redemption requests will be allowed within 15 days of such a change. The Fund reserves the right to limit the number of telephone redemptions by an investor. Once made, telephone redemptions may not be modified or canceled.

         The Transfer Agent will use reasonable procedures to ensure that instructions received by telephone are genuine. These procedures may include requiring some form of personal identification prior to acting upon telephone instructions, recording telephonic transactions and/or sending written confirmation of such transactions to investors. Assuming procedures such as the above have been followed, neither the Fund nor the Transfer Agent will be liable for any loss, cost, or expense for acting upon an investor's instructions or for any unauthorized telephone redemption. The Fund reserves the right to refuse a telephone redemption request if so advised.

Systematic Withdrawal Plan

         You may set up automatic withdrawals from your account at regular intervals. To begin receiving distributions, you must have an initial balance of $10,000 in your account and withdraw at least $250 per payment. To establish the systematic withdrawal plan ("SWP"), you must complete the appropriate section in the shareholder application. Redemptions will take place on a monthly, quarterly, semi-annual or annual basis (or the following business day) as indicated in your shareholder application. You may vary the amount or frequency of withdrawal payments or temporarily discontinue them by calling [ ]. Depending upon the size of the account and the withdrawal request (and fluctuations in the net asset value of the shares redeemed), redemptions for the purpose of satisfying such withdrawals may reduce or even exhaust your account. If the amount remaining in your account is not sufficient to meet a plan payment, the remaining amount will be redeemed and the SWP will be terminated.

Signature Guarantees

         Signature guarantees are required for: (i) redemption requests to be mailed or wired to a person other than the registered owner(s) of the shares;
(ii) redemption requests to be mailed or wired to other than the address that appears of record and (iii) any redemption request if a change of address has been received by the Fund or Transfer Agent within the last 15 days. A signature guarantee may be obtained from any eligible guarantor institution, as defined by the SEC. These institutions include banks, savings associations, credit unions, brokerage firms, and others. Please note that a notary public stamp or seal is not acceptable.

Contingent Redemption Fee

         The Fund is not designed for short-term traders, whose frequent purchases, redemptions, and exchanges unnecessarily can disrupt the Fund's investment program and drive up the Fund's transaction costs. For these reasons, the Fund assesses a 1.25% fee on redemptions of Fund shares held for less than one year. This contingent redemption fee is waived for shareholders of the Fund who, immediately prior to their investment in the Fund, were previously private clients of the Adviser.

         Redemption fees will be paid to the Fund to help offset transaction costs. The Fund will use the "first-in, first-out" (FIFO) method to determine the one year holding period. Under this method, the date of the redemption will be compared with the earliest purchase date of shares held in the account. If this holding period is less than one year, the redemption fee will be assessed.

         The fee does not apply to any shares purchased through reinvested distributions (dividends and capital gains) or to shares held in retirement plans such as 401(k), 403(b), 457, Keogh, profit sharing, SIMPLE IRA, SEP-IRA, and money purchase pension accounts. These exceptions may not apply to shares held in broker omnibus accounts. The fee does apply to shares held in IRA accounts and to shares purchased through the Fund's automatic investment plan.

         In determining the one year period, the Fund will use the anniversary date of the transaction. Thus, shares purchased on September 1, 1998, for example, will be subject to the fee if they are redeemed on or prior to August 31, 1999. If they are redeemed on or after September 1, 1999, they will not be subject to the fee.

Your account may be terminated by the Fund on not less than 30 days' notice if, at the time of any redemption of shares in your account, the value of the remaining shares in the account falls below $250. Upon any such termination, a check for the proceeds of redemption will be sent to you within seven days of the redemption.

                               EXCHANGE PRIVILEGE

         As a service to our shareholders, the Fund has established a program whereby our shareholders can exchange shares of the Fund for shares of the Firstar Money Market Funds (the "Firstar Funds"). Exchange requests are available for exchanges of [$1,000] or more. The Firstar Funds are no-load money market funds managed by an affiliate of Firstar. The Firstar Funds are unrelated to the Fund. However, the Distributor may be compensated by the Firstar Funds for servicing and related activities provided in connection with exchanges made by shareholders of the Fund. This exchange privilege is a convenient way to buy shares in money market funds in order to respond to changes in your goals or in market conditions. Before exchanging into the Firstar Funds, please read the applicable prospectus, which may be obtained by calling [ ]. As noted above, there is no charge for written exchange requests. Firstar will, however, charge a $5 fee for each exchange transaction that is executed by telephone.

         An exchange from the Fund to the Firstar Funds, is treated the same way as an ordinary sale and purchase for federal income tax purposes and you will realize a capital gain or loss. An exchange is not a tax-free transaction.

                         INDIVIDUAL RETIREMENT ACCOUNTS

         Individuals may establish their own tax-sheltered IRAs. The Fund offers two types of IRAs that can be adopted by executing the appropriate Internal Revenue Service ("IRS") Form. For more information on IRAs, please see the separate IRA Disclosure Statement.

Traditional IRA

         In a Traditional IRA, amounts contributed to the IRA may be tax deductible at the time of contribution depending on whether the investor is an "active participant" in an employer-sponsored retirement plan and the investor's income. Distributions from a Traditional IRA will be taxed at distribution except to the extent that the distribution represents a return on the investor's own contributions for which the investor did not claim (or was not eligible to claim) a deduction. Distributions prior to age 59-1/2 may be subject to an additional 10% tax applicable to certain premature distributions. Distributions must commence by April 1 following the calendar year in which the investor attains age 70-1/2. Failure to begin distributions by this date (or distributions that do not equal certain minimum thresholds) may result in adverse tax consequences.

Roth IRA

         In a Roth IRA, amounts contributed to the IRA are taxed at the time of contribution, but distributions from the IRA are not subject to tax if the investor has held the IRA for certain minimum periods of time (generally, until age 59-1/2). Investors whose income exceeds certain limits are ineligible to contribute to a Roth IRA. Distributions that do not satisfy the requirements for tax-free withdrawal are subject to income taxes (and possibly penalty taxes) to the extent that the distribution exceeds the investor's contributions to the IRA. The minimum distribution rules applicable to Traditional IRAs do not apply during the lifetime of the investor. Following the death of the investor, certain minimum distribution rules apply.

         For Traditional and Roth IRAs, the maximum annual contribution generally is equal to the lesser of $2,000 or 100% of the investor's compensation (earned income). An individual may also contribute to a Traditional IRA or Roth IRA on behalf of his or her spouse provided that the individual has sufficient compensation (earned income). Contributions to a Traditional IRA reduce the allowable contributions under a Roth IRA, and contributions to a Roth IRA reduce the allowable contribution to a Traditional IRA.

Simplified Employee Pension Plan

         A Traditional IRA may also be used in conjunction with a Simplified Employee Pension Plan ("SEP-IRA"). A SEP-IRA is established by execution of Form 5305-SEP together with a Traditional IRA established for each eligible employee. Generally, a SEP-IRA allows an employer (including a self-employed individual) to purchase shares with tax deductible contributions not exceeding annually for any one participant 15% of compensation (disregarding for this purpose compensation in excess of $160,000 per year). The $160,000 compensation limit applies for 1998 and is adjusted periodically for cost of living increases. A number of special rules apply to SEP Plans, including a requirement that contributions generally be made on behalf of all employees of the employer (including for this purpose a sole proprietorship or partnership) who satisfy certain minimum participation requirements.

Simple IRA

         An IRA may also be used in connection with a SIMPLE Plan established by the investor's employer (or by a self-employed individual). When this is done, the IRA is known as a SIMPLE IRA, although it is similar to a Traditional IRA with the exceptions described below. Under a SIMPLE Plan, the investor may elect to have his or her employer make salary reduction contributions of up to $6,000 per year to the SIMPLE IRA. The $6,000 limit is adjusted periodically for cost of living increases. In addition, the employer will contribute certain amounts to the investor's SIMPLE IRA, either as a matching contribution to those participants who make salary reduction contributions or as a non-elective contribution to all eligible participants whether or not making salary reduction contributions. A number of special rules apply to SIMPLE Plans, including: (1) a SIMPLE Plan generally is available only to employers with fewer than 100 employees; (2) contributions must be made on behalf of all employees of the employer (other than bargaining unit employees) who satisfy certain minimum participation requirements; (3) contributions are made to a SIMPLE IRA that is separate and apart from the other IRAs of employees; (4) the distribution excise tax (if otherwise applicable) is increased to 25% on withdrawals during the first two years of participation in a SIMPLE IRA; and (5) amounts withdrawn during the first two years of participation may be rolled over tax-free only into another SIMPLE IRA (and not to a Traditional IRA or a Roth IRA). A SIMPLE IRA is established by executing Form 5304-SIMPLE together with an IRA established for each eligible employee.

         Under current IRS regulations, all IRA applicants must be furnished a disclosure statement containing information specified by the IRS. Applicants generally have the right to revoke their account within seven days after receiving the disclosure statement and obtain a full refund of their contributions. The custodian may, in its discretion, hold the initial contribution uninvested until the expiration of the seven-day revocation period. The Custodian does not anticipate that it will exercise its discretion but reserves the right to do so.

            DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAX TREATMENT

         The Trust intends to qualify for treatment as a "Regulated Investment Company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and, if so qualified, will not be liable for tax purposes. All dividends paid by the Fund and distributions of net realized short-term capital gains are taxable to you as ordinary income whether reinvested or received in cash unless you are exempt from taxation or entitled to a tax deferral. Distributions paid by the Fund from net realized long-term capital gains, whether received in cash or reinvested in additional shares, are taxable as a capital gain. The capital gain holding period is determined by the length of time the Fund has held the securities and not the length of time you have held shares in the Fund. Investors are informed annually as to the amount and nature of all dividends and capital gains paid during the prior year. Such capital gains and dividends may also be subject to state or local taxes.

         The Fund intends to pay dividends annually and to distribute capital gains, if any, at least annually. When a dividend or capital gain is distributed, the Fund's net asset value decreases by the amount of the payment. If you purchase shares shortly before a distribution, you will be subject to income taxes on the distribution, even though the value of your investment (plus cash received, if any) remains the same. All dividends and capital gains distributions will automatically be reinvested in additional Fund shares at the then prevailing net asset value unless an investor specifically requests that either dividends or capital gains or both be paid in cash. An investor may change an election by telephone, subject to certain limitations, by calling the Transfer Agent at [ ].

         Investors requesting to have dividends and/or capital gains paid in cash may choose to have such amounts mailed or sent via electronic funds transfer ("EFT"). Transfers by EFT generally take up to three business days to reach the investor's bank account.

         If an investor elects to receive distributions and dividends by check and the post office cannot deliver such check, or if such check remains uncashed for six months, the Fund reserves the right to reinvest the distribution check in the shareholder's account at the Fund's then current net asset value per share and to reinvest all subsequent distributions in shares of the Fund.

         If you do not furnish the Fund with your correct social security number or taxpayer identification number, the Fund is required by federal law to withhold federal income tax from your distributions and redemption proceeds at a rate of 31%.

         This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on your investment in the Fund. Additional information regarding certain federal tax matters is set forth in the SAI. There may be other federal, state, or local tax considerations applicable to a particular investor. You are urged to consult your own tax adviser.

                                 YEAR 2000 ISSUE

         The Fund's operations depend on the seamless functioning of computer systems in the financial service industry; including those of the Adviser and Firstar. The Year 2000 issue arises due to computer programs using two digits rather than four to define an applicable year. Computer programs may recognize a date using "00" as the year 1900 rather than the year 2000. This could result in system failures or miscalculations leading to disruptions in the processing of date-related information. If the Fund, the Adviser, Firstar or their respective computer services suppliers fail to adequately address the Year 2000 issue, such a failure could adversely affect the handling of security trades, pricing and account servicing for the Fund.

         The Adviser has made compliance with the Year 2000 Issue a high priority and is taking steps that it believes are reasonably designed to address the Year 2000 Issue with respect to its computer systems. The Adviser has also been informed that comparable steps are being taken by Firstar and the Fund's other major service providers. The Adviser does not currently anticipate that the Year 2000 Issue will have a material impact on its ability to continue to fulfill its duties as investment adviser to the Fund.

                                FUND PERFORMANCE

         The Fund may from time to time compare its respective investment results to various passive indices or other mutual funds and cite such comparisons in reports to shareholders, sales literature, and advertisements. The results may be calculated on several bases, including yield, average annual total return, total return, and cumulative total return.

         Average annual total return and total return figures measure both the net investment income generated by, and the effect of any realized and unrealized appreciation or depreciation of, the underlying investments in the Fund over a specified period of time, assuming the reinvestment of all dividends and distributions. Average annual total return figures are annualized and therefore represent the average annual percentage change over the specified period. Total return figures are not annualized and represent the aggregate percentage or dollar value change over the period. Cumulative total return simply reflects the Fund's performance over a stated period of time.

FOR MORE INFORMATION

         More information on the Fund is available free upon request, including the following:

Annual/Semiannual Report

         When available, these reports will describe the Fund's performance, list portfolio holdings and contain a letter from the Fund's manager discussing recent market conditions, economic trends and Fund strategies.

Statement of Additional Information

         The "SAI", dated _________ __, 1998 provides more detailed information about the Fund and its policies. A current SAI is on file with the Securities and Exchange Commission ("SEC") and is incorporated by reference (i.e., is legally considered part of this Prospectus).

To Obtain Information:

  Call:        1-800-[                ]
  Write:       T.O. Richardson Company, Inc.
  E-Mail:      [                       ]
  Internet:    Text - only versions of Fund documents can be  viewed online or downloaded from SEC: http://www.sec.gov or
               T.O. Richardson: [                          ]
  SEC:         You may also obtain copies of documents by visiting the SEC's
               Public Reference Room in Washington, D.C. (1-800-SEC-0330) or by sending your request and a duplicating fee to the SEC's Public
                      Reference Section, Washington, D.C.  20549-6009.

TRUSTEES                            OFFICERS

Samuel Bailey, Jr.                  Samuel Bailey, Jr., President and Treasurer
                                    Lloyd P. Griffiths, Executive Vice President
                                    L. Austine Crowe, Executive Vice President
                                    Kathleen M. Russo, Senior Vice President
                                      and Secretary

INVESTMENT ADVISER                  CUSTODIAN, ADMINISTRATOR, TRANSFER
                                    AGENT AND DIVIDEND-DISBURSING
T.O. Richardson Company, Inc.       AGENT
Two Bridgewater Road
Farmington, Connecticut 06032-2256  Firstar Trust Company
                                    Mutual Fund Services, Third Floor
                                    615 East Michigan Street
                                    Milwaukee, Wisconsin 53202

DISTRIBUTOR

T.O. Richardson Securities, Inc.
Two Bridgewater Road
Farmington, Connecticut 06032-2256

INDEPENDENT ACCOUNTANTS

Arthur Andersen LLP
[Address to be Supplied]

LEGAL COUNSEL

Sullivan & Worcester LLP 1025 Connecticut Avenue, N.W.
Washington, D.C.  20036                         SEC File Number is 811-_______.

                       STATEMENT OF ADDITIONAL INFORMATION

                              T.O. RICHARDSON TRUST
                      T.O. Richardson Sector Rotation Fund

                              Two Bridgewater Road
                             Farmington, Connecticut
                                   06032-2256
                                                       1-[ ]


         This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of the T.O. Richardson Trust (the "Trust"), including the T.O. Richardson Sector Rotation Fund (the "Fund"), a diversified series of the Trust, dated ____________ __, 1998. The Prospectus, which may be revised from time to time, is available without charge upon request to the above-noted address or telephone number.



        This Statement of Additional Information is dated ____________ __, 1998

                                TABLE OF CONTENTS

                                                      Page No.

THE FUND...............................................

INVESTMENT RESTRICTIONS................................

SECTOR DESCRIPTIONS....................................

INVESTMENT POLICIES AND TECHNIQUES.....................

TRUSTEES AND OFFICERS..................................

PRINCIPAL SHAREHOLDERS.................................

INVESTMENT ADVISER.....................................

FUND TRANSACTIONS AND BROKERAGE........................

FUND ADMINISTRATOR.....................................

CUSTODIAN..............................................

TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT...........

DISTRIBUTOR............................................

TAXES..................................................

DETERMINATION OF NET ASSET VALUE.......................

SPECIAL REDEMPTIONS....................................

DESCRIPTION OF THE TRUST...............................

PERFORMANCE INFORMATION................................

INDEPENDENT ACCOUNTANTS................................

LEGAL COUNSEL..........................................

FINANCIAL STATEMENTS...................................


         No person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information and the Prospectus dated ______ __, 1998, and if given or made, such information or representations may not be relied upon as having been authorized by the Fund. This Statement of Additional Information does not constitute an offer to sell securities in any state or jurisdiction in which such offering may not lawfully be made.

                                    THE FUND

         The Trust was organized on June 2, 1998 as a voluntary business association under the laws of the Commonwealth of Massachusetts. It is an open-end diversified management investment company. The Fund is a series portfolio of the Trust and is registered with the Securities and Exchange Commission as an open-end, diversified management investment company.

                             INVESTMENT RESTRICTIONS

         The investment objective of the Fund is to seek capital appreciation while also providing some protection against downmarkets. In seeking to attain its investment objective, the Fund invests mainly in equity securities of companies within particular sectors or groups of sectors. The Adviser uses a proprietary quantitative model to allocate assets among mainly equity securities of companies within particular sectors or groups of sectors the Adviser determines have the greatest potential for market appreciation. Assets are allocated to the different sectors according to the Adviser's view of the relative strengths or weaknesses of the sectors and the companies within those sectors. The Fund's investment objective and policies are described in detail in the Prospectus under the caption "Investment Objective and Policies." The following are the Fund's fundamental investment restrictions. These restrictions cannot be changed without shareholder approval.

The Fund:

1. May not, with respect to 75% of its total assets, purchase the securities of any issuer (except securities issued or guaranteed by the U.S. government or its agencies or instrumentalities or securities issued by other registered investment companies), if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

2. May (i) borrow money from banks for temporary or emergency purposes (but not for leveraging or investment) and (ii) make other investments or engage in other transactions permissible under the Investment Company Act of 1940, as amended (the "1940 Act"), which may involve a borrowing, including borrowing through reverse repurchase agreements, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed), less the Fund's liabilities (other than borrowings). The Fund may also borrow money from other persons to the extent permitted by applicable law.

3. May not issue senior securities, except as permitted under the 1940 Act.

4. May not act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the

         Securities  Act  of  1933,  as  amended  (the  "Securities   Act"),  in
         connection with the purchase and sale of portfolio securities.

5. May not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

6. May not make loans if, as a result, more than 33 1/3% of the Fund's total assets would be loaned to other persons, except through (i) purchases of debt securities or other debt instruments, or (ii) engaging in repurchase agreements.

7. May not purchase the securities of any issuer if, as a result, more than 25% of the Fund's total assets would be invested in the securities of issuers, the principal business activities of which are in the same industry.

8. May not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

         In addition to the non-fundamental operating policies set forth in the Prospectus, the following are the Fund's non-fundamental operating policies which may be changed by the Board of Trustees without shareholder approval.

The Fund may not:

1. Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, or unless it covers such short sale as required by the current rules and positions of the Securities and Exchange Commission (the "SEC") or its staff, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

2. Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts, or other derivative instruments shall not constitute purchasing securities on margin.

3. Purchase securities of other investment companies except in compliance with the 1940 Act.

4. Engage in futures or options on futures transactions except in accordance with the Commodity Exchange Act (the "CEA") and the rules thereunder.

5. Make any loans, except through (i) purchases of debt securities or other debt instruments, or (ii) engaging in repurchase agreements.

6. Borrow money except from banks or through reverse repurchase agreements or mortgage dollar rolls, and will not purchase securities when bank borrowings exceed 5% of its assets.

7. Concentrate (i.e., invest more than 25% of) its assets in a particular industry.

         Except for the fundamental investment limitations listed above, the other investment policies described in the Prospectus and this Statement of Additional Information are not fundamental and may be changed with approval of the Trust's Board of Trustees. Unless noted otherwise, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in the Fund's assets (i.e., due to cash inflows or redemptions) or in market value of the investment or the Fund's assets will not constitute a violation of that restriction.

                               SECTOR DESCRIPTIONS

         Basic Materials: companies engaged in the manufacture, mining, processing, or distribution of raw materials and intermediate goods used in building and manufacturing. The products handled by the companies in which the Fund may invest include chemicals, metals, concrete, timber, paper, copper, iron ore, nickel, steel, aluminum, textiles, cement, and gypsum. The Fund may also invest in the securities of mining, processing, transportation, and distribution companies, including companies involved in equipment supplies and railroads.

         Many companies in the industrial sectors are significantly affected by the level and volatility of commodity prices, the exchange value of the dollar, import, controls, and worldwide competition. At times, worldwide production of these materials has exceeded demand as a result of over-building or economic downturns. During these times, commodity price declines, and unit volume reductions have led to poor investment returns and losses. Other risks may include liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control.

         Biotechnology: companies engaged in the research, development, and manufacture of various biotechnological products, services, and processes. These companies are often involved with new or experimental technologies such as genetic engineering, hybridoma and recombinant DNA techniques and monoclonal antibodies. The Fund may also invest in companies that manufacture and/or distribute biotechnological and biomedical products, including devices and instruments, and in companies that provide or benefit significantly from scientific and technological advances in biotechnology. Some biotechnology companies may provide processes or services instead of, or in addition to, products.

         The description of the biotechnology sector will be interpreted broadly by the Adviser, and may include applications and developments in such areas as human health care (e.g., cancer, infectious disease, diagnostics and therapeutics); pharmaceuticals (e.g., new drug development and production); agricultural and veterinary applications (e.g., improved seed varieties, animal growth hormones); chemicals (e.g., enzymes, toxic waste treatment); medical/surgical (e.g., epidermal growth factor, in vivo imaging/therapeutics); and industry (e.g., biochips, fermentation, enhanced mineral recovery).

         Many of these companies may have losses and may not offer products for some time. These companies may have persistent losses during a new product's transition from development to production, and revenue patterns may be erratic. In addition, biotechnology companies are affected by patent considerations, intense competition, rapid technological change and obsolescence, and regulatory requirements of the U.S. Food and Drug Administration, the Environmental Protection Agency (EPA), state and local governments, and foreign regulatory authorities. Many of these companies are relatively small and their stock is thinly traded.

         Business Services: companies that provide business-related services to companies and other organizations. Business-related services may include for example, data processing, consulting, outsourcing, temporary employment, market research or data base services, printing, advertising, computer programming, credit reporting, claims collection, mailing and photocopying. Typically, these services are provided on a contract or fee basis. The success of companies that provide business-related services is, in part, subject to continued demand for such services as companies and other organizations seek alternative, cost-effective means to meet their economic goals. Competitive pressures, such as technological developments, fixed rate pricing, and the ability to attract and retain skilled employees, also may have a significant impact on the financial condition of companies in the business services industry.

         Computers: companies engaged in the research, design, development, manufacture, or distribution of products, processes, or services that relate to currently available or experimental hardware technology within the computer industry. The Fund may invest in companies that provide products or services: mainframes, minicomputers, microcomputers, peripherals, data or information processing, office or factory automation, robotics, artificial intelligence, computer aided design, medical technology, engineering and manufacturing, data communications and software.

         Cyclical Industries: companies engaged in the research, development, manufacture, distribution, supply, or sale of materials, equipment, products or services related to cyclical industries. These may include the automotive, chemical, construction and housing, defense and aerospace, environmental services, industrial equipment and materials, paper and forest products, and transportation industries.

         Many companies in these industries are significantly affected by general economic trends including employment, economic growth, and interest rates. Other factors that may affect these industries are changes in consumer sentiment and spending, commodity prices, legislation, government regulation and spending, import controls, and worldwide competition. At times, worldwide production of the materials used in cyclical industries has exceeded demand as a result of, for example, over-building or economic downturns. During these times, commodity price declines and unit volume reductions resulted in poor investment returns and losses. Furthermore, a company in the cyclical industries may be subject to liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control.

         Electronics: companies engaged in the design, manufacture, or sale of electronic components (semiconductors, connectors, printed circuit boards, and other components); equipment vendors to electronic component manufacturers; electronic component distributors; and electronic instruments and electronic systems vendors. In addition, the fund may invest in companies in the fields of defense electronics, medical electronics, consumer electronics, advanced manufacturing technologies (computer-aided design and computer-aided manufacturing [CAD/CAM], computer-aided engineering, and robotics), lasers and electro-optics, and other new electronic technologies. Many of the products offered by companies engaged in the design, production, or distribution of electronic products are subject to risks of rapid obsolescence and intense competition.

         Energy: companies in the energy field, including the conventional areas of oil, gas, electricity, and coal, and alternative sources of energy such as nuclear, oil shale, and solar power. The business activities of companies in which the Fund may invest include: production, generation, transmission, refining, marketing, control, or distribution of energy or energy fuels such as petrochemicals; providing component parts or services to companies engaged in the above activities; energy research or experimentation; and environmental activities related to the solution of energy problems, such as energy conservation and pollution control. Companies participating in new activities related to the solution of energy problems, such as energy conservation and pollution control. Companies participating in new activities resulting from technological advances or research discoveries in the energy field will also be considered for this sector.

         The securities of companies in the energy field are subject to changes in value and dividend yield which depend, to a large extent, on the price and supply of energy fuels. Swift price and supply fluctuations may be caused by events relating to international politics, energy conservation, the success of exploration projects, and tax and other regulatory policies of various governments.

         Energy Services: companies in the energy service field, including those that provide services and equipment to the conventional areas of oil, gas, electricity, and coal, and newer sources of energy such as nuclear, geothermal, oil shale, and solar power. The Fund may invest in companies providing services and equipment for drilling processes such as offshore and onshore drilling, drill bits, drilling rig equipment, drilling string equipment, drilling fluids, tool joints and wireline logging. Many energy service companies are engaged in production and well maintenance, providing such products and services as packers, perforating equipment, pressure pumping, downhole equipment, valves, pumps, compression equipment, and well completion equipment and service. Certain companies supply energy providers with exploration technology such as seismic data, geological and geophysical services, and interpretation of this data. The Fund may also invest in companies with a variety of products or services including pipeline construction, oil tool rental, underwater well services, helicopter services, geothermal plant design or construction, electric and nuclear plant design or construction, energy-related capital equipment, mining related equipment, mining related equipment or services, and high technology companies serving the above industries. Energy service firms are affected by supply, demand and other normal competitive factors for their specific products or services. They are also affected by other unpredictable factors such as supply and demand for oil and gas, prices of oil and gas, exploration and production spending, governmental regulation, world events and economic conditions.

         Environmental Services: companies engaged in the research, development, manufacture, or distribution of products, processes, or services related to waste management or pollution control. Such products, processes or services may include the transportation, treatment and disposal of both hazardous and solid wastes, including waste-to-energy and recycling; remedial project efforts, including groundwater and storage tank decontamination, asbestos clean-up and emergency cleanup response; and the detection, analysis, evaluation, and treatment of both existing and potential environmental problems. The Fund may also invest in companies that provide design, engineering, construction, and consulting services to companies engaged in waste management or pollution control.

         The environmental services field has generally been positively influenced by legislation resulting in stricter government regulations and enforcement policies for both commercial and governmental generators of wast materials, as well as specific expenditures designated for remedial cleanup efforts. Companies in the environmental services field are also affected by regulation by various federal and state authorities, including the federal EPA and its state agency counterparts. As regulations are developed and enforced, such companies may be required to alter or cease production of a product or service or to agree to restrictions on their operations. In addition, since the materials handled and processes involved include hazardous components, there is significant liability risk. There are also risks of intense competition within the environmental services field.

         Financial Services: companies providing financial services to consumers and industry. Companies in the financial services sectors include: commercial banks, savings and loan associations, consumer and industrial finance companies, securities brokerage companies, real estate-related companies, leasing companies, and a variety of firms in all segments of the insurance industry such as multi-line, property and casualty, and life insurance.

         The financial services sectors are currently undergoing relatively rapid change as existing distinctions between financial service segments become less clear. For instance, recent business combinations have included insurance, finance, and securities brokerage under single ownership. Some primarily retail corporations have expanded into securities and insurance industries. Moreover, the federal laws generally separating commercial and investment banking are currently being studied by Congress.

         Banks, savings and loan associations, and finance companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make and the interest rates and fees they can charge. The profitability of these groups is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. In addition, general economic conditions are important to the operations of these concerns, with exposure to credit losses resulting from possible financial difficulties of borrowers potentially having an adverse effect. Insurance companies are likewise subject to substantial governmental regulation, predominantly at the state level, and may be subject to severe price competition.

         Securities and Exchange Commission (SEC) regulations provide that the Fund may not invest more than 5% of its total assets in the securities of any company that derives more than 15% of its revenues from brokerage or investment management activities. These companies as well as those deriving more than 15% of profits from brokerage and investment management activities are considered to be "principally engaged" in the business activities of the financial services sector.

         Food and Agriculture: companies engaged in the manufacture, sale, or distribution of food and beverage products, agricultural products, and products related to the development of new food technologies. The goods and services provided or manufactured by companies in this sector include: packaged food products such as cereals, pet foods and frozen foods; meat and poultry processing; the production of hybrid seeds; the wholesale and retail distribution and warehousing of food and food- related products, including restaurants; and the manufacture and distribution of health food and dietary products, fertilizer and agricultural machinery, wood products, tobacco and tobacco leaf. In addition the Fund may invest in food technology companies engaged in and pioneering the development of new technologies such as improved hybrid seeds, new and safer food storage, and new enzyme technologies.

         The success of food and food-related products is closely tied to supply and demand, which may be affected by demographic and product trends, stimulated by food fads, marketing campaigns, and environmental factors. In the United States, the agricultural products industry is subject to regulation by numerous federal and municipal government agencies.

         Health Care: companies engaged in the design, manufacture, or sale of products or services used for or in connection with health care or medicine. Companies in the health care sector include pharmaceutical companies; firms that design, manufacture, sell or supply medical, dental, and optical products, hardware or services; companies involved in biotechnology, medical diagnostic, and biochemical research and development, as well as companies involved in the operation of health care facilities.

Many of these companies are subject to government regulation of their products and services, a factor which could have a significant and possibly unfavorable effect on the price and availability of such products or services. Furthermore, the types of products or services produced or provided by these companies may become obsolete quickly.

         Health Care Services: companies engaged in the ownership or management of hospitals, nursing homes, health maintenance organizations, and other companies specializing in the delivery of health care services. The Fund may invest in companies that operate acute care, psychiatric, teaching, or specialized care, home health care, drug and alcohol abuse treatment, and dental care; firms operating comprehensive health maintenance organizations and nursing homes for the elderly and disabled; and firms that provide related laboratory services.

         Federal and state governments provide a substantial percentage of revenues to health care service providers by way of Medicare and Medicaid. The future growth of this source of funds is subject to great uncertainty. Additionally, the complexion of the private payment system is changing. For example, insurance companies are beginning to offer long-term health care insurance for nursing home patients to supplement or replace government benefits. Also, membership in health maintenance organizations or prepaid health plans is displacing individual payments for each service rendered by a hospital or physician.

         The demand for health care services will tend to increase as the population ages. However, review of patients' need for hospitalization by Medicare and health maintenance organizations has demonstrated the ability of health care providers to curtail unnecessary hospital stays and reduce costs.

         Industrial Equipment: companies engaged in the manufacture, distribution, or service of products and equipment for the industrial sector, including integrated producers of capital equipment (such as general industrial machinery, farm equipment, and computers), parts suppliers, and subcontractors. The Fund may invest in companies that manufacture products or service equipment for the food, clothing or sporting goods industries; companies that provide service establishment, railroad, textile, farming, mining, oil field, semiconductor, and telecommunications equipment; companies that manufacture products or service equipment for trucks, construction, transportation, machine tools; cable equipment; and office automation companies.

         The success of equipment manufacturing and distribution companies is closely tied to overall capital spending levels. Capital spending is influenced by an individual company's profitability and broader factors such as interest rates and foreign competition, which are partly determined by currency exchange rates. Equipment manufacturing concerns may also be affected by economic cycles, technical obsolescence, labor relations difficulties and government regulations pertaining to products, production facilities, or productions processes.

     Leisure: companies engaged in design, production, or distribution of goods or services in leisure industries. The goods or services provided by companies in which the Fund may invest include: television and radio broadcast manufacture (including cable television); motion pictures and photography; recordings and musical instruments; publishing, including newspapers and magazines; sporting goods and camping and recreational equipment; and sports arenas. Other goods and services may include toys and games (including video and other electronic games), amusement and theme parks, travel and travel-related services, advertising, hotels and motels, leisure apparel or footwear, fast food, beverages, restaurants, alcohol, tobacco products and gaming casinos.

         Securities of companies in the leisure industries may be considered speculative. Companies engaged in entertainment, gaming, broadcasting, cable television and cellular communications, for example, have unpredictable earnings, due in part to changing consumer tastes and intense competition. Securities of companies in the leisure industries generally exhibit greater volatility than the overall market. The market has been known to react strongly to technological developments and to the specter of government regulation in the leisure industries.

         Medical Equipment: companies engaged in research, development, manufacture, distribution, supply or sale of medical equipment and devices and related technologies. The Fund may invest in companies involved in the design and manufacture of medical equipment and devices, drug delivery technologies, hospital equipment and supplies, medical instrumentation and medical diagnostics. Companies in this industry may be affected by patient considerations, rapid technological change and obsolescence, government regulation, and government reimbursement for medical expenses.

         Multimedia: companies engaged in the development, production, sale, and distribution of goods or services used in the broadcast and media industries. Business activities of companies in which the Fund may invest include: ownership, operation, or broadcast of free or pay television, radio or cable stations; publication and sale of newspapers, magazines, books or video products; and distribution of data-based information. The Fund may also invest in companies involved in the development, syndication and transmission of the following products: television and movie programming, pay-per-view television, advertising, cellular communications, and emerging technology for the broadcast and media industries.

         Some of the companies in the broadcast and media industries are undergoing significant change because of federal deregulation of cable and broadcasting. As a result, competitive pressures are intense and the stocks are subject to increased price volatility. FCC rules govern the concentration of investment in AM, FM, or TV stations, limiting investment alternatives.


     Natural Resources: companies that own or develop natural resources, or supply goods and services to such companies. Natural resources include precious metals (e.g., gold, platinum and silver), ferrous and nonferrous metals (e.g., iron, aluminum, and copper), strategic metals (e.g., uranium and titanium), hydrocarbons

(e.g., coal, oil, and natural gases), chemicals, forest products, real estate, food, textile and tobacco products, and other basic commodities. Exploring, mining, refining, processing, transporting, and fabricating are examples of activities of companies in the natural resources sector.

         Precious metals, at times, have been subject to substantial price fluctuations over short periods of time and may be affected by unpredictable international monetary and political policies such as currency devaluations or revaluations, economic and social conditions within a country, trade imbalances, or trade or currency restrictions between countries. The Fund may also consider instruments and securities indexed to the price of gold or other precious metals as an alternative to direct investment in precious metals.

         As a practical matter, investments in physical commodities can present concerns such as delivery, storage and maintenance, possible illiquidity and the unavailability of accurate market valuations. The Adviser, in addressing these concerns, currently intends to purchase only readily marketable precious metals and to deliver and store them with a qualified U.S. bank. Investment in bullion earns no investment income and may involve higher custody and transaction costs than investments in securities.

         For the Fund to qualify as a regulated investment company under current federal tax law, gains from selling precious metals may not exceed 10% of the Fund's gross income for its taxable year. This tax requirement could cause the Fund to hold or sell precious metals or securities when it would not otherwise do so.

         Precious Metals and Minerals: companies engaged in exploration, mining, processing, or dealing in gold, silver, platinum, diamonds, or other precious metals and minerals. The Fund may invest in companies that manufacture and distribute precious metals and minerals products and companies that invest in other companies engaged in gold and other precious metal and mineral-related activities.

         The value of the Fund's investments may be affected by changes in the price of gold and other precious metals. Gold has been subject to substantial price fluctuations over short periods of time and may be affected by unpredictable international monetary and political developments such as currency devaluations or revaluations; economic and social conditions within a country; trade imbalances; or trade or currency restrictions between countries. Because much of the world's known gold reserves are located in South Africa and Russia, the social upheaval and related economic difficulties there may, from time to time, influence the price of gold and the share values of precious metals mining companies located elsewhere. Because companies involved in exploring, mining, processing, or dealing in precious metals or minerals are frequently located outside of the United States, all or a significant portion of the Fund's investments in this sector may be invested in securities of foreign issuers. Investors should understand the special considerations and risks related to investment in this sector, and accordingly, the potential effect on the Fund's value when investing in this sector.

         In addition to its investments in securities, the Fund may , but does not currently intend to invest a portion of its assets in precious metals, such as gold, silver, platinum, and palladium. The prices of precious metals are affected by broad economic and political conditions, including inflation, but are less subject to local and company-specific factors than securities of individual companies. As a result, precious metals may be more or less volatile in price than securities of companies engaged in precious metals- related business.

         For the Fund to qualify as a regulated investment company under current federal tax law, gains from selling precious metals may not exceed 10% of the Fund's gross income for its taxable year. This tax requirement could cause the Fund to hold or sell precious metals or securities when it would not otherwise do so.

         Retailing: companies engaged in merchandising finished goods and services primarily to individual consumers. Companies in which the Fund may invest may include: general merchandise retailers, department stores, food retailers, drug stores and any specialty retailers selling a single category of merchandise such as apparel, toys, consumer electronics, or home improvement products. The Fund may also invest in companies engaged in selling goods and services through alternative means such as direct telephone marketing, mail order, membership warehouse clubs, computer, or video based electronic systems.

         The success of retailing companies is closely tied to consumer spending, which in turn, is affected by general economic conditions and consumer confidence levels. The retailing industry is highly competitive, and a company's success is often tied to its ability to anticipate changing consumer tastes.

         Software and Computer Services: companies engaged in research, design, production or distribution of products or processes that relate to software or information- based services. The Fund may invest in companies that provide systems-level software (designed to run the basic functions of a computer) or applications software (designed for one type of work) directed at either horizontal (general use) or vertical (certain industries or groups) markets, time-sharing services, information-based services, computer consulting, communications software and data communications services.

         Competitive pressures may have a significant effect on the financial condition of companies in the software and computer services sector. For example, if technology continues to advance at an accelerated rate, and the number of companies and product offerings continue to expand, these companies could become increasingly sensitive to short product cycles and aggressive pricing.

         Technology: companies which the Adviser believes have, or will develop, products, processes, or services that will provide or will benefit significantly from technological advances and improvements. These may include companies that
develop,   produce  or   distribute   products  or  services  in  the  computer,
semi-conductor, electronics, communications, health care, and biotechnology sectors.

         Competitive pressures may have a significant effect on the financial condition of companies in the technology sector. If technology continues to advance at an accelerated rate, and the number of companies and product offerings continues to expand, these companies could become increasingly sensitive to short product cycles and aggressive pricing.

         Telecommunications: companies engaged in the development, manufacture, or sale of communications services or communications equipment. Companies in the telecommunications field offer a variety of services and products, including local and long-distance telephone service; cellular, paging, local and wide area product networks; satellite, microwave and cable television; and equipment used to provide these products and services. Long-distance telephone companies may also have interests in new technologies, such as fiber optics and data transmission.

         Telephone operating companies are subject to both federal and state regulations governing rates of return and services that may be offered. Telephone companies usually pay an above-average dividend. However, the Fund's investment decisions are based primarily upon capital appreciation potential rather than income considerations. Certain types of companies in which the Fund may invest when investing in these sectors are engaged in fierce competition for a share of the market for their products. In recent years, these companies have been providing goods or services such as private and local area networks, or engaged in the sale of telephone set equipment.

         Transportation: companies engaged in providing transportation services or companies engaged in the design, manufacture, distribution, or sale of transportation equipment. Transportation services may include companies involved in the movement of freight or people such as airline, railroad, ship, truck and bus companies. Other service companies include those that provide automobile, trucks, autos, planes, containers, rail cars, or any other mode of transportation and their related products. In addition, the Fund may invest in companies that sell fuel-saving devices to the transportation industries and those that sell insurance and software developed primarily for transportation companies.

         Risk factors that affect transportation stocks include the state of the economy, fuel prices, labor agreements, and insurance costs. Transportation stocks are cyclical and have occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements, and insurance costs. The U.S. trend has been to deregulate these industries, which could have a favorable long-term effect, but future government decisions may adversely affect these companies.

         Utilities: companies in the public utilities industry and companies deriving a majority of their revenues from their public utility operations. The Fund may invest in companies engaged in the manufacture, production, generation, transmission and sale of gas and electric energy; water supply, waste disposal and sewerage, and sanitary service companies; and companies involved in telephone, satellite, and other communication fields including telephone, telegraph, satellite, microwave and the provision of other communication facilities for the public benefit (not including companies involved in public broadcasting). Public utility stocks have traditionally produced above-average dividend income, but the Fund's investments are made based on capital appreciation potential. The Fund may not own more than 5% of the outstanding voting securities of more than one public utility company as defined by the Public Utility Holding Company Act of 1935. This policy is non-fundamental and may be changed by the Board of Trustees.

                       INVESTMENT POLICIES AND TECHNIQUES

         The discussion below contains more detailed information about the types of investments the Fund may make, the strategies the Adviser may employ in pursuit of the Fund's investment objective, and a summary of related risks. The Adviser may not buy all of these instruments or use all of these techniques unless it believes that doing so will help the Fund achieve a goal.

         Closed-End Investment Companies. These are investment companies that issue a fixed number of shares which trade on a stock exchange or over-the-counter. Closed-end investment companies are professionally managed and may invest in any type of security. Shares of closed-end investment companies may trade at a premium or a discount to their net asset value. The Fund may purchase shares of closed-end investment companies to facilitate investment in certain foreign countries.

         Convertible Securities. These are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by the Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

         Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow. This means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

         Delayed-Delivery Transactions. Securities may be bought and sold on a delayed-delivery or when-issued basis. These transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered.

         When purchasing securities on a delayed-delivery basis, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. Because payment for the securities is not required until the delivery date, these risks are in addition to the risks associated with the Fund's other investments. If the Fund remains substantially fully invested at a time when delayed-delivery purchases are outstanding, the delayed- delivery purchases may result in a form of leverage. When delayed-delivery purchases are outstanding, the Fund will set aside appropriate liquid assets in a segregated custodial account to cover the purchase obligations. When the Fund sells a security on a delayed-delivery basis, the Fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or suffer a loss. The Fund may renegotiate a delayed delivery transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the Fund.

     Domestic and Foreign Investments include U.S. dollar-denominated time deposits, certificates of deposit, and bankers' acceptances of U.S. banks and their branches located outside of the United States, U.S. branches and agencies of foreign banks, and foreign branches of foreign banks. Domestic and foreign investments may include U.S. dollar-denominated securities issued or guaranteed by other U.S. or foreign issuers, including U.S. and foreign corporations or other business organizations, foreign governments, foreign government agencies or instrumentalities, and U.S. and foreign financial institutions, including savings and loan institutions, insurance companies, mortgage bankers, and real estate investment trusts, as well as banks.

         The obligations of foreign branches of U.S. banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by governmental regulation. Payment of interest and repayment of principal on these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk). In addition, evidence of ownership of portfolio securities may be held outside of the United States and a fund may be subject to the risks associated with the holding of such property overseas. Various provisions of federal law governing the establishment and operation of U.S. branches do not apply to foreign branches of U.S. banks.

         Obligations of U.S. branches and agencies of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation, as well as by governmental action in the country in which the foreign bank has its head office.

         Obligations of foreign issuers involve certain additional risks. These risks may include future unfavorable political and economic developments, withholding taxes, seizures of foreign deposits, currency controls, interest limitations, or other governmental restrictions that might affect repayment of principal or payment of interest, or the ability to honor a credit commitment. Additionally, there may be less public information available about foreign entities. Foreign issuers may be subject to less governmental regulation and supervision than U.S. issuers. Foreign issuers also generally are not bound by uniform accounting, auditing, and financial reporting requirements comparable to those applicable to U.S. issuers.

     Exposure to Foreign Markets. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

         Foreign   investment   involves  risks  relating  to  local  political,
economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There is no assurance that the Adviser will be able to anticipate these potential events or counter their effects. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.

         It is anticipated that in most cases the best available market for foreign securities will be on an exchange or in over-the-counter (OTC) markets located outside of the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading, settlement and custodial practices (including those involving securities settlement where Fund assets may be released prior to receipt of payment) are often less developed than those in U.S. markets, and may result in increased risk or substantial delays in the event of a failed trade or the insolvency of, or breach of duty by, a foreign broker-dealer, securities depository or foreign sub custodian. In addition, the costs associated with foreign investments, including withholding taxes, brokerage commissions and custodial costs, are generally higher than with U.S. investments.

     Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers. Adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis. In general, there is less overall government supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be unregulated. Regulatory enforcement may be influenced by economic or political concerns, and investors may have difficulty enforcing their legal rights in foreign countries.

         Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

         American Depositary Receipts (ADRs) as well other "hybrid" forms of ADRs, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country.

         The risks of foreign investing may be magnified for investment in emerging markets. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

         Indexed Securities are instruments whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.

         Gold-indexed securities typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign- denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

         The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying instruments. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.

         The Fund may consider purchasing securities indexed to the price of precious metals as an alternative to direct investment in precious metals. The Fund will only buy precious metals-indexed securities when the Adviser is satisfied with the creditworthiness of the issuers liable for payment. The securities generally will earn a nominal rate of interest while held by the Fund, and may have maturities of one year or more. In addition, the securities may be subject to being put by the Fund to the issuer, with payment to be received on no more than seven days' notice. The put feature would ensure the liquidity of the notes in the absence of an active secondary market.

         Money Market Securities. These are high-quality, short-term obligations. Some money market securities employ a trust or other similar structure to modify the maturity, price characteristics, or quality of financial assets. For example, put features can be used to modify the maturity of a security or interest rate adjustment features can be used to enhance price stability. If the structure does not perform as intended, adverse tax or investment consequences may result. Neither the Internal Revenue Service (IRS ) nor any other regulatory authority has ruled definitively on certain legal issues presented by structured securities. Future tax or other regulatory determinations could adversely affect the value, liquidity, or tax treatment of the income received from these securities. Future tax or other regulatory determinations could adversely affect the value, liquidity, or tax treatment of the income received from these securities or the nature and timing of distributions made by the Fund.

     Real Estate Investment Trusts. Equity real estate investment trusts own real estate properties. Mortgage real estate investment trusts make construction, development and long-term mortgage loans. Their value may be affected by changes in the value of the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, and tax and regulatory requirements, such as those relating to the environment. Both types of trusts are dependent upon management skill, are not diversified, and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free status of income under the Internal Revenue Code and failing to maintain exemption from the 1940 Act.

         Repurchase Agreements. In a repurchase agreement, the Fund purchases a security and simultaneously commits to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility that the value of the underlying security will be less than the resale price, as well as delays and costs to the Fund in connection with bankruptcy proceedings), the Fund will engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by the Adviser.

         Reverse Repurchase Agreements. In a reverse repurchase agreement, the Fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. While a reverse repurchase agreement is outstanding, the Fund will maintain appropriate liquid assets in a segregated custodial account to cover its obligation under the agreements. The Fund will enter into reverse repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by the Adviser. Such transactions may increase fluctuations in the market value of Fund assets and may be viewed as a form of leverage.

         Securities Lending. The Fund may lend securities to parties such as broker-dealers or institutional investors. Securities lending allows the Fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by the Adviser to be of good standing. Furthermore, they will only be made if, in the Adviser's judgment, the consideration to be earned from such loans would justify the risk.

         The Adviser understands that it is the current view of the SEC Staff that the Fund may engage in loan transactions only under the following conditions: (1) the Fund must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral: (3) after giving notice, the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) the Board of Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

                  Cash received through loan transactions may be invested in other eligible securities. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).

         Short Sales "Against the Box." The Fund may sell securities short when it owns or has the right to obtain securities equivalent in kind or amount to the securities sold short. Such short sales are known as short sales "against the box." If the Fund enters into a short sale against the box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will be required to hold such securities while the short sale is outstanding.

         Sources of Credit or Liquidity Support. The Adviser may rely on its evaluation of the credit of a bank or other entity in determining whether to purchase a security supported by a letter of credit guarantee, put or demand feature, insurance or other source of credit or liquidity. In evaluating the credit of a foreign bank or other foreign entities, the Adviser will consider whether adequate public information about the entity is available and whether the entity may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect its ability to honor its commitment.

         Temporary Strategies. Prior to investing the proceeds from sales of Fund shares, to meet ordinary cash needs, and to retain the flexibility to respond promptly to changes in market and economic conditions, the Adviser may hold cash and/or invest all or a portion of the Fund's assets in money market instruments, which are short-term fixed income securities issued by private and governmental institutions.

         Variable and Floating Rate Securities. These provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate. Some variable or floating rate securities are structured with put features that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries.

         Warrants. Warrants are instruments which entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss.

Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

                              TRUSTEES AND OFFICERS

         The Trustees and officers of the Trust, together with information as to their principal business occupations during the last five years, and other information, are shown below. Each Trustee who is deemed an "interested person," as such term is defined in the 1940 Act, is indicated by an asterisk.



Name, Address (Age)                   Positions Held with Fund                Principal Occupation(s)
                                                                              During Past Five Years

*Samuel Bailey, Jr. (   )             Chairman of the Board,                  Chief Executive Officer and
                                      President and Treasurer                 President of the Adviser

[Information on other Trustees and Officers to be Supplied]

*Denotes an "interested person" of the Fund as such term is defined in the 1940 Act.

Compensation of Trustees


Name                                  Aggregate                    Pension or                  Total
                                      Compensation                 Retirement                  Compensation
                                      from Fund                    Benefits                    From Fund and
                                                                                               Fund Complex

Samuel Bailey, Jr.                    $_______                     None                        $_________

[Other Trustees to be Supplied]

         As of ____________, __, 1998, the officers and Trustees of the Trust did not beneficially own any of the shares of beneficial interest of the Fund's then outstanding shares. Trustees and officers of the Trust who are also officers, directors, employees, or shareholders of the Adviser do not receive any remuneration from the Fund for serving as Trustees or officers.


                             PRINCIPAL SHAREHOLDERS

         As of ____________, __, 1998, the following persons owned of record or are known by the Trust to own of record or beneficially 5% or more of the outstanding shares of the Fund:

Name and Address                      No. Shares                    Percentage



         Based on the foregoing, as of _______________, __ , 1998, _____________
owned a controlling interest in the Trust. Shareholders with a controlling interest could affect the outcome of proxy voting or the direction of management of the Trust.

                               INVESTMENT ADVISER

     T.O. Richardson Company, Inc. (the "Adviser") is the investment adviser to the Fund. The Adviser is controlled by several of its officers. The Adviser's address is Two Bridgewater Road, Farmington, Connecticut 06032-2256.

         The investment advisory agreement between the Fund and the Adviser dated as of _____________ __, 1998 (the "Advisory Agreement") has an initial term of two years and thereafter is required to be approved annually by the Board of Trustees of the Trust or by vote of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act.) Each annual renewal must also be approved by the vote of a majority of the Trust's Trustees who are not parties to the Advisory Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement was approved by the Board of Trustees, including a majority of the disinterested Trustees on ___________ __, 1998 and by the initial shareholder of the Fund on _____________ __, 1998. The Advisory Agreement is terminable without penalty, on 60 days' written notice by the Board of Trustees of the Trust, by vote of a majority of the Fund's outstanding voting securities or by the Adviser, and will terminate automatically in the event of its assignment.

         Under the terms of the Advisory Agreement, the Adviser manages the Fund's investments and business affairs, subject to the supervision of the Trust's Board of Trustees. At its expense, the Adviser provides office and space and all necessary office facilities, equipment and personnel for managing the investments of the Fund. As compensation for its services, the Fund pays the Adviser an annual management fee of 1.50% of its average daily net assets. The advisory fee is accrued daily and paid monthly.

                         FUND TRANSACTIONS AND BROKERAGE

         Under the Advisory Agreement, the Adviser, in its capacity as portfolio manager, is responsible for decisions to buy and sell securities for the Fund and for the placement of the Fund's securities business, the negotiation of the commissions to be paid on such transactions and the allocation of portfolio brokerage business. The Adviser seeks to obtain the best execution at the best security price available with respect to each transaction. The best price to the Fund means the best net price without regard to the mix between the purchase or sale price and commission, if any. While the Adviser seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest available commission. Brokerage may be allocated based on the sale of a Fund's shares.

         Section 28(e) of the Securities Exchange Act of 1934, as amended ("Section 28(e)") permits an investment adviser, such as the Adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include: (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody).

         In selecting brokers or dealers, the Adviser considers investment and market information and other research, such as economic, securities and performance measurement research provided by such brokers or dealers and the quality and reliability of brokerage services, including execution capability, performance and financial responsibility. Accordingly, the commission charged by any such broker or dealer may be greater than the amount another firm might charge if the Adviser determines in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker or dealer to the Fund. The Adviser believes that the research information received in this manner provides the Fund with benefits by supplementing the research otherwise available to the Fund. Such higher commissions will not be paid by the Fund unless (a) the Adviser determines in good faith that the amount is reasonable in relation to the services in terms of the particular transaction or in terms of the Adviser's overall responsibilities with respect to the accounts, including the Fund, as to which it exercises investment discretion; (b) such payment is made in compliance with the provisions of Section 28(e) and other applicable state and federal laws; and (c) in the opinion of the Adviser, the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term.

         The Adviser places portfolio transactions for other advisory accounts the Adviser manages. Research services furnished by firms through which the Fund effects its securities transactions may be used by the Adviser in servicing all of its accounts; not all of such services may be used by the Adviser in connection with the Fund. The Adviser believes it is not possible to measure separately the benefits from research services to each of the accounts the Adviser manages (including the Fund). Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, the Adviser believes such costs to the Fund will not be disproportionate to the benefits received by the Fund on a continuing basis. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations between a Fund and other advisory accounts, the main factors considered by the Adviser are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held.

         Portfolio turnover generally involves some expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities.

         Under normal market conditions, the Fund expects to be invested in five or more sectors, with each sector represented by investment in at least five stocks. The Fund expects to regularly review the relative strengths or weaknesses of the sectors in which the Fund's investments have been allocated and the company stocks within each sector and the Fund expects to exit sectors that are underperforming the general stock market and to purchase securities from issuers in higher ranked sectors. In actively carrying out the investment policies of the Fund and determining when to sell securities and to reinvest in other sectors and companies, the rate of portfolio turnover will not be a limiting factor. As a result, under relatively volatile market conditions, the Fund may have higher portfolio turnover than long-term growth mutual funds, for example. In addition to potentially greater brokerage commissions or dealer mark-ups and other transaction costs resulting from relatively high portfolio turnover, relatively high portfolio turnover may also result in increased short-term capital gains which are taxed at a higher federal income tax rate than long-term capital gains.

                               FUND ADMINISTRATOR

         The Board of Trustees of the Trust has approved a Fund Administration Servicing Agreement between the Trust and Firstar Trust Company ("Firstar")
pursuant to which Firstar serves as administrator of the Fund. The administrative services supplied by Firstar include general Fund management (excluding investment advisory services), compliance with federal and state laws, financial reporting and tax reporting. Firstar's address is Firstar, Mutual Fund Services, Third Floor, 615 East Michigan Street, Milwaukee, Wisconsin 53202.

                                    CUSTODIAN

         Pursuant to a Custodian Agreement, the Board of Trustees of the Trust has appointed Firstar as custodian of the Fund. As custodian, of the Fund's assets, Firstar has custody of all securities and cash of the Fund, delivers and receives payment for portfolio securities sold, receives and pays for portfolio securities purchased, collects income from investments and performs other duties, all as directed by the officers of the Trust.

                  TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT

         Firstar also acts as transfer agent and dividend-disbursing agent for the Fund. Firstar is compensated based on an annual fee per open account of [$14] subject to a minimum annual fee of [$____] plus out-of-pocket expenses, such as postage and printing expenses in connection with shareholder communications. Firstar also receives an annual fee per closed account of [$14].

                                   DISTRIBUTOR

Distributor

         Under a distribution agreement dated ________ __, 1998 (the "Distribution Agreement"), T.O. Richardson Securities, Inc. (the "Distributor") acts as principal distributor of the Fund's shares. The Distributor, an affiliate of the Adviser, is located at the same address as the Adviser. The Distribution Agreement provides that the Distributor will use its best efforts to distribute the Fund's shares, which shares are offered for sale by the Fund continuously at net asset value per share without the imposition of a sales charge.

                                      TAXES

         The Trust intends to qualify for treatment as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, and, if so qualified, will not be liable for tax purposes. The Fund will be treated as a separate entity for federal income tax purposes since the Tax Reform Act of 1986 requires that all portfolios of a series fund be treated as separate taxpayers. As indicated under "Dividends, Capital Gains Distributions, and Tax Treatment" in the Prospectus, the Fund intends to qualify annually as a "regulated investment company" under the Code. This qualification does not involve government supervision of the Fund's management practices or policies.

         A dividend or capital gain distribution received shortly after the purchase of shares reduces the net asset value of shares by the amount of the dividend or distribution and, although in effect a return of capital, will be subject to income taxes. Net gains on sales of securities when realized and distributed are taxable as capital gains. If the net asset value of shares were reduced below a shareholder's cost by distribution of gains realized on sales of securities, such distribution would be a return of investment although taxable as indicated above.

                        DETERMINATION OF NET ASSET VALUE

         As set forth in the Prospectus under the same caption, the net asset value of the Fund will be determined as of the close of trading on each day the New York Stock Exchange (the "NYSE") is open for trading. The Fund does not determine net asset value on days the NYSE is closed and at other times described in the Prospectus. The NYSE is closed on New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas

Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the NYSE will not be open for trading on the preceding Friday and when such holiday falls on a Sunday, the NYSE will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period.

                               SPECIAL REDEMPTIONS

         If the Board of Trustees of the Fund determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the portfolio of the Fun, instead of in cash, in conformity with applicable rules of the SEC. The Fund will, however, redeem shares solely in cash up to the lesser of $250,000 or 1% of its net assets during any 90-day period for any one shareholder. The proceeds of redemption may be more or less than the amount invested and, therefore, a redemption may result in a gain or loss for Federal income tax purposes.

                            DESCRIPTION OF THE TRUST

         The Trust is an open-end diversified series management investment company established as an unincorporated business trust under the laws of The Commonwealth of Massachusetts pursuant to a Declaration of Trust dated June 2, 1998.

         The Trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest in an unlimited number of series (each, a "Series") each share without par value. Currently, the Trust consists of one Series -- the Fund. Each share in a particular Series represents an equal proportionate interest in that Series with each other share of that Series and is entitled to such dividends and distributions as are declared by the Trustees of the Trust. Upon any liquidation of a Series, shareholders of that Series are entitled to share pro rata in the net assets of that Series available for distribution. Shareholders in one of the Series have no interest in, or rights upon liquidation of, any of the other Series.

         The Trust will normally not hold annual meetings of shareholders to elect Trustees. If less than a majority of the Trustees of the Trust holding office have been elected by shareholders, a meeting of shareholders of the Trust will be called to elect Trustees. Under the Declaration of Trust of the Trust and the 1940 Act, the record holders of not less than two-thirds of the outstanding shares of the Trust may remove a Trustee by votes cast in person or by proxy at a meeting called for the purpose or by a written declaration filed with the Trust's custodian bank. Except as described above, the Trustees will continue to hold office and may appoint successor Trustees.

         Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust of the Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees. The Declaration of Trust of the Trust provides for indemnification out of the Trust's property for all loss and expense of any shareholder held personally liable for obligations of the Trust and its Fund. Accordingly, the risk of a shareholder of the Trust incurring a financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. The likelihood of such circumstances is remote.

                             PERFORMANCE INFORMATION

         As described in the "Fund Performance" section of the Fund's Prospectus, the Fund's historical performance or return may be shown in the form of various performance figures. The Fund's performance figures are based upon historical results and are not necessarily representative of future performance. Factors affecting the Fund's performance include general market conditions, operating expenses, and investment management.

Total Return

         The average annual total return of the Fund is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                                    P(1+T)n=ERV

Where:            P        =        a hypothetical initial payment of $1,000.
                  T        =        average annual total return.
                  n        =        number of years.
                  ERV      =        ending redeemable value of a hypothetical $1,000 payment
                                    made at the beginning of the stated periods at the end of the stated periods.

Performance for a specific period is calculated by first taking an investment (assumed to be $1,000) ("initial investment") in the Fund's shares on the first day of the period and computing the "ending value" of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment form the ending value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at the net asset value of the Fund on the reinvestment dates during the period. Total return may also be shown as the increased dollar value of the hypothetical investment over the period.

         Cumulative total return represents the simple change in value of an investment over a stated period and may be quoted as a percentage or as a dollar amount. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship between these factors and their contributions to total return.

Comparisons

         From time to time, in marketing and other Fund literature, the Fund's performance may be compared to the performance of other mutual funds in general or to the performance of particular types of mutual funds with similar investment goals, as tracked by independent organizations. Among these organizations, Lipper Analytical Services, Inc. ("Lipper"), a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, may be cited. Lipper performance figures are based on changes in net asset value with all income and capital gains dividends reinvested. Such calculations do not include the effect of any sales charges imposed by other funds. The Fund will be compared to Lipper's appropriate fund category, that is, by fund objective and portfolio holdings.

         The Fund's performance may also be compared to the performance of other mutual funds by Morningstar, Inc. ("Morningstar"), which ranks funds on the basis of historical risk and total return. Morningstar's rankings range from five stars (highest to one star (lowest) and represent Morningstar's assessment of the historical risk level and total return of a fund as a weighted average for 3,5 and 10 year periods. Rankings are not absolute or necessarily predictive of future performance.

         Evaluations of Fund performance made by independent sources may also be used in advertisements concerning the Fund, including reprints of or selections from, editorials or articles about the Fund. Sources for Fund performance and articles about the Fund may include publications such as Money, Forbes, Kiplinger's, Financial World, Business Week, U.S. News and World Report, the Wall Street Journal, Barron's and a variety of investment newsletters.

         The Fund may compare its performance to a wide variety of indices and measures of inflation including the Standard & Poor's Index of 500 Stocks and the NASDAQ Composite Index. There are differences and similarities between the investments that the Fund may purchase for its portfolios and the investments measured by these indices.

                             INDEPENDENT ACCOUNTANTS

         Arthur Andersen LLP, [address to be supplied], independent accountants for the Fund, audit and report on the Fund's financial statements.

                                  LEGAL COUNSEL

         Sullivan & Worcester LLP, 1025 Connecticut Avenue, N.W., Washington, D.C. 20036, serves as legal counsel to the Trust and the disinterested Trustees. Robinson & Cole LLP, One Boston Place, Boston, Massachusetts, 02108, serves as legal counsel to the Adviser and the Distributor.

                              FINANCIAL STATEMENTS

         The following financial statements of the Fund are contained herein:

                  (a)  Report of Independent Accountants.*

                  (b)  Statement of Assets and Liabilities.*

                  (c)  Notes to Statement of Assets and Liabilities.*
----------------
*To be filed by Amendment

                                     PART C

                                OTHER INFORMATION

Item 23.          Financial Statements and Exhibits

   (a)      Financial Statements (Included in Parts A and B)*

            Report of Independent Accountants*

            Statement of Assets and Liabilities*

   (b)      Exhibits

            (1)      Registrant's Declaration of Trust

            (2)      Registrant's By-Laws

            (3)      None

            (4) Form of Investment Advisory Agreement with T.O. Richardson Company, Inc.

            (5) Form of Distribution Agreement with T.O. Richardson Securities, Inc.

            (6)      None

            (7)      Form of Custodian Agreement with Firstar Trust Company

            (8.1)    Form of Transfer Agency Agreement with Firstar Trust
                     Company

            (8.2)    Form of Administration Agreement with Firstar Trust
                     Company

            (8.3)    Form of Fund Accounting Agreement with Firstar Trust
                     Company

            (8.4)    Fulfillment Servicing Agreement with Firstar Trust Company

            (8.5) Form of Consent to Use of Name by Registrant with T.O. Richardson Company, Inc.

            (9)      Opinion and Consent of Sullivan & Worcester LLP*

            (10)     Consent of Arthur Andersen LLP*

           (11)     None

           (12)     Form of Subscription Agreement

           (13) Individual Retirement Account Disclosure Statement and Custodial Account*

           (14)     None

           (15)     Financial Data Schedule*

           (16)     None
-----------------
*To be Filed by Amendment

Item 24.          Persons Controlled by or under Common Control with Registrant

                  Registrant neither controls any person nor is under common control with any other person.

Item 25           Indemnification

         Under the Registrant's Declaration of Trust and Bylaws, any past or present Trustee or Officer of the Registrant is indemnified to the fullest extent permitted by law against liability and all expenses reasonably incurred by him or her in connection with any action, suit or proceeding to which he or she may be a party or is otherwise involved by reason of his or her being or having been a Trustee or Officer of the Registrant. The Declaration of Trust and Bylaws of the Registrant do not authorize indemnification where it is determined, in the manner specified in the Declaration of Trust and the Bylaws of the Registrant, that such Trustee or Officer has not acted in good faith in the reasonable belief that his or her actions were in the best interest of the Registrant. Moreover, the Declaration of Trust and Bylaws of the Registrant do not authorize indemnification where such Trustee or Officer is liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, Officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, Officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, Officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the questions whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

         The Registrant, its Trustees and Officers, its investment adviser, and persons affiliated with them are insured under a policy of insurance maintained by the Registrant and its investment adviser, within the limits and subject to the limitations of the policy, against certain expenses in connection with the defense of actions, suits or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings, to which they are parties by reason of being or having been such Trustees or officers. The policy expressly excludes coverage for any Trustee or officer whose personal dishonesty, fraudulent breach of trust, lack of good faith, or intention to deceive or defraud has been adjudicated or may be established or who willfully fails to act prudently.

Item 26.  Business and Other Connections of Investment Adviser and Subadviser

                  Besides serving as investment adviser to private accounts, the Adviser is not currently and has not during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature. Information regarding the business, profession, vocation or employment of a substantial nature of each of the Adviser's directors and officers is hereby incorporated by reference from the information contained under "Fund Organization and Management -- Management" in the Prospectus.

Item 27.          Principal Underwriter

  (a) T.O. Richardson Securities, Inc. ("TORSI") serves as Registrant's Distributor. Registrant is the only investment company for which the Distributor acts as principal underwriter.

  (b)      The  principal  business  address  of  TORSI  is  Two
           Bridgewater Road, Farmington, Connecticut 06032-2256.
           The following information relates to each director and officer of TORSI:


                                         Positions and Offices                   Positions and Offices with
              Name                          With Underwriter                             Registrant
              ----                          ----------------                             ----------

Samuel Bailey, Jr.                Chief Executive Officer             Trustee, President and Treasurer
Lloyd P. Griffiths                Vice President                      Trustee
L. Austine Crowe                  Vice President                      Vice President
Kathleen M. Russo                 Secretary                           Secretary



Item 28.          Location of Accounts and Records

         All  accounts,  books or other  documents  required to be maintained by
Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are in the possession of T.O. Richardson Company, Inc., Registrant's investment adviser, at Registrant's corporate offices, except records held and maintained in Firstar Trust Company, Mutual Fund Services, Third Floor, 615 E. Michigan Street, Milwaukee, Wisconsin 53202, relating to its function as custodian, transfer agent, administrator, and fund accountant.

Item 29.          Management Services

         All management-related service contracts entered into by Registrant are discussed in Parts A and B of this Registration Statement.

Item 30.          Undertakings

         None.

                                     NOTICE


The names "T.O. Richardson Trust" and "T.O. Richardson Sector Rotation Fund" are the designations of the Trustees under the Declaration of Trust of the Trust dated June 2, 1998, as amended from time to time. The Declaration of Trust has been filed with the Secretary of State of The Commonwealth of Massachusetts and the Clerk of the City of Boston, Massachusetts. The obligations of the Registrant are not personally binding upon, nor shall resort be had to the private property of, any of the Trustees, shareholders, officers, employees or agents of the Registrant, but only the Registrant's property shall be bound.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hartford and State of Connecticut on the 29th day of June 1998.

                                  T.O. RICHARDSON TRUST

                                           /s/Samuel Bailey, Jr.
                                           -------------------------
                                  By:      Samuel Bailey, Jr.
                                           Trustee, President and Treasurer

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement on Form N-1A has been signed below by the following person in the capacities and on the date indicated.


Name                            Title                              Date

Samuel Bailey, Jr.              Trustee, President and Treasurer   June 29, 1998

                                                   /s/Samuel Bailey, Jr.
                                                   -------------------------

                                  EXHIBIT INDEX

Exhibit No. Exhibit

(1)         Registrant's Declaration of Trust

(2)         Registrant's By-Laws

(3)         None

(4)         Form of Investment Advisory Agreement with T.O. Richardson Company,
            Inc.

(5)         Form of Distribution Agreement with T.O. Richardson Securities, Inc.

(6)         None

(7)         Form of Custodian Agreement with Firstar Trust Company

(8.1)       Form of Transfer Agency Agreement with Firstar Trust Company*

(8.2)       Form of Administration Agreement with Firstar Trust Company

(8.3)       Form of Fund Accounting Agreement with Firstar Trust Company

(8.4)       Form of Fulfillment Servicing Agreement with Firstar Trust Company

(8.5) Form of Consent to Use of Name by Registrant with T.O. Richardson Company, Inc.

(8.6)       Consent to Service as a Trustee

(9)         Opinion and Consent of Sullivan & Worcester LLP*

(10)        Consent of Arthur Andersen LLP*

(11)        None

(12)        Form of Subscription Agreement

(13)        [Individual Retirement Account Disclosure Statement and Custodial
            Account*

(14)        None

(15)        Financial Data Schedule*

(16)        None
-----------------

*To be Filed by Amendment